                                       Securities Act File No. 333-60304
                                       Investment Company Act File No. 811-10371


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A


           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          X

                           Pre-Effective Amendment No.

                         Post-Effective Amendment No. 1

                                     and/or

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     X

                                 Amendment No. 2

                             LORD ABBETT BLEND TRUST
                             -----------------------
               (Exact Name of Registrant as Specified in Charter)

              90 Hudson Street, Jersey City, New Jersey 07302-3973
              ----------------------------------------------------
                     (Address of Principal Executive Office)

       Registrant's Telephone Number, including Area Code: (201) 395-2000

       Christina T. Simmons, Esq., Vice President and Assistant Secretary
              90 Hudson Street, Jersey City, New Jersey 07302-3973
              ----------------------------------------------------
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

          Immediately on filing pursuant to paragraph (b)
---------

    X     On December 1, 2001 pursuant to paragraph (b)
---------

          60 days after filing pursuant to paragraph (a)(2)
---------

          75 days after filing pursuant to paragraph (a) (2)
---------

          on (date) pursuant to paragraph (a)(2) of Rule 485
---------

If appropriate, check the following box:

          This post-effective amendment designates a new effective date for a --------- previously filed post-effective amendment

DECEMBER 1, 2001


PROSPECTUS

LORD ABBETT

Lord Abbett Small-Cap Blend Fund

[GRAPHIC]

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Class P shares of the Fund are neither offered to the general public nor available in all states. Please call 800-821-5129 for further information.

TABLE OF CONTENTS


                               THE FUND                                          Page
            What you should know    Goal                                           2
                  about the Fund    Principal Strategy                             2
                                    Main Risks                                     2
                                    Performance                                    3
                                    Fees and Expenses                              3
                                    Additional Investment Information              4
                                    Management                                     4

                              YOUR INVESTMENT

        Information for managing    Purchases                                      5
               your Fund account    Sales Compensation                             8
                                    Opening Your Account                           9
                                    Redemptions                                   10
                                    Distributions and Taxes                       10
                                    Services For Fund Investors                   11

                         FINANCIAL INFORMATION
                                    Financial Highlights                          13

                        ADDITIONAL INFORMATION

How to learn more about the Fund   Back Cover
     and other Lord Abbett Funds

                                    THE FUND

GOAL
     The Fund's investment objective is to seek long-term growth of capital by investing primarily in stocks of small companies.

PRINCIPAL STRATEGY

     To pursue this goal, the Fund normally invests at least 80% of its net assets in stocks and equity securities of small companies. A small company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 2000 Index, a widely used benchmark for small-cap stock performance. As of October 31, 2001, the market capitalization range of the Russell 2000 Index was $10 million to $2.6 billion. This range varies daily. Equity related securities may include common stocks, convertible bonds, convertible preferred stocks, warrants of companies and American Depository Receipts.


     The Fund invests in a blend of growth and value stocks and chooses stocks using both:


     - Quantitative research to identify companies selling at the lower end of their historic valuation range, companies with positive earnings, and companies with growth prospects that are expected to exceed the growth rate of the U.S. economy.


     - Fundamental research to learn about a company's operating environment, financial condition, leadership position within its industry, resources and strategic plans. We look for such factors as favorable earnings growth, improving fundamentals, and the potential for a catalyst (such as new products, key acquisition, change in business mix or a change in management) that may cause the price of the stock to rise.

     We generally sell a stock when we think it no longer offers significant capital appreciation potential due to an elevated valuation, seems less likely to benefit from the current market and/or economic environment, or where fundamentals fall short of our expectations. We do not sell stock of a company solely because its market capitalization falls outside of the range of companies in the Russell 2000 Index.

MAIN RISKS

     The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with growth and value stocks. The value of your investment will fluctuate in response to movements in the stock market in general and to the changing prospects of individual companies in which the Fund invests. Growth and value stocks may perform differently than the market as a whole and differently from each other or other types of stocks. This is because different types of stocks tend to shift in and out of favor depending on market and economic conditions. Growth stocks may be more volatile than other stocks. The market may fail to recognize the intrinsic value of particular value stocks for a long time. In addition, if the Fund's assessment of market conditions or companies held in the Fund is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

     Investing in small companies generally involves greater risks than investing in the stocks of large companies. Small companies may have less experienced management and unproven track records. They may rely on limited product lines and have limited financial resources. These factors may make them more susceptible to setbacks or economic downturns. In addition, small company stocks tend to have fewer shares outstanding and trade less frequently than the stocks of larger companies. As a result, there may be less liquidity in the prices of small company stocks, subjecting them to greater price fluctuations than larger companies.


     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

[SIDENOTE]

     WE OR THE FUND OR SMALL-CAP BLEND FUND refers to Lord Abbett Small-Cap Blend Fund, a series of Lord Abbett Blend Trust.

     ABOUT THE FUND. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.

     EQUITY SECURITIES include common stocks, preferred stocks, convertible securities, warrants, Standard & Poor's Depository Receipts ("SPDRs") and similar instruments. Common stocks, the most familiar type, represent an ownership interest in a company.

     GROWTH STOCKS are stocks issued by companies whose growth is expected to exceed the growth of the U.S. economy. Growth stocks tend to be more volatile than slower-growing value stocks.

     VALUE STOCKS are stocks of companies that we believe the market undervalues according to certain financial measurements of their intrinsic worth or business prospects.

                                                            SMALL-CAP BLEND FUND


Symbols:     Class A - LSBAX
             Class B - LSBBX
             Class C - LSBCX


PERFORMANCE

     The Fund does not show any performance because it has not completed a full calendar year of operations.

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


---------------------------------------------------------------------------------------------------------
FEE TABLE
---------------------------------------------------------------------------------------------------------
                                                            CLASS A    CLASS B(1)    CLASS C     CLASS P
Shareholder Fees (Fees paid directly from your investment)
---------------------------------------------------------------------------------------------------------
Maximum Sales Charge on Purchases
---------------------------------------------------------------------------------------------------------
(as a % of offering price)                                   5.75%       none        none         none
---------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (See "Purchases")(2)           none(3)     5.00%       1.00%(4)     none
---------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (Expenses deducted from Fund assets) (as a % of average net assets)
---------------------------------------------------------------------------------------------------------
Management Fees (See "Management")                           0.75%       0.75%       0.75%        0.75%
---------------------------------------------------------------------------------------------------------
Distribution and Service (12b-1) Fees(5)                     0.39%       1.00%       1.00%        0.45%
---------------------------------------------------------------------------------------------------------
Other Expenses                                               0.60%       0.60%       0.60%        0.60%
---------------------------------------------------------------------------------------------------------
Total Operating Expenses(6)                                  1.74%       2.35%       2.35%        1.80%
---------------------------------------------------------------------------------------------------------


(1) Class B shares will convert to Class A shares on the eighth anniversary of your original purchase of Class B shares.

(2) The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.
(3) A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made within 24 months following any purchases made without a sales charge.
(4) A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.
(5) Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.
(6) The annual operating expenses are based on estimated expenses for the current fiscal period.


Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at the maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:

SHARE CLASS                                                   1 YEAR          3 YEARS
Class A shares                                                 $742            $1,091
--------------------------------------------------------------------------------------
Class B shares                                                 $738            $1,033
--------------------------------------------------------------------------------------
Class C shares                                                 $338            $  733
--------------------------------------------------------------------------------------
Class P shares                                                 $183            $  566
--------------------------------------------------------------------------------------
You would have paid the following expenses if you did not redeem your shares:
Class A shares                                                 $742            $1,091
--------------------------------------------------------------------------------------
Class B shares                                                 $238            $  733
--------------------------------------------------------------------------------------
Class C shares                                                 $238            $  733
--------------------------------------------------------------------------------------
Class P shares                                                 $183            $  566
--------------------------------------------------------------------------------------

[SIDENOTE]

MANAGEMENT FEES are payable to Lord, Abbett & Co. ("Lord Abbett") for the Fund's investment management.

LORD ABBETT IS CURRENTLY WAIVING ITS MANAGEMENT FEES. LORD ABBETT MAY STOP WAIVING THE MANAGEMENT FEE AT ANY TIME. THE TOTAL OPERATING EXPENSE RATIO WITH THE FEE WAIVER IS 0.99% FOR CLASS A SHARES, 1.60% FOR CLASS B SHARES AND CLASS C SHARES, AND 1.05% FOR CLASS P SHARES.

12b-1 FEES refer to fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.


OTHER EXPENSES include fees paid for miscellaneous items such as shareholder service fees and professional fees.

ADDITIONAL INVESTMENT INFORMATION

     This section describes some of the Fund's investment techniques and their associated risks. None of these techniques are principal investment strategies of the Fund.

     ADJUSTING INVESTMENT EXPOSURE. The Fund will be subject to the risks associated with investments. The Fund may, but is not required to, use various strategies to change its investment exposure to adjust to changes in economic, social, political, and general market conditions, which affect security prices, interest rates, currency exchange rates, commodity prices and other factors. For example, the Fund may seek to hedge against certain market risks. These strategies may involve, with board approval, effecting transactions in derivative and similar instruments, including but not limited to options, futures, forward contracts, swap agreements, warrants, and rights. If we judge market conditions incorrectly or use a hedging strategy that does not correlate well with the Fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These strategies may involve a small investment of cash compared to the magnitude of the risk assumed, and could produce disproportionate gains or losses.

     DEPOSITORY RECEIPTS. The Fund may invest in sponsored and unsponsored American Depository Receipts ("ADRs") and similar depository receipts. ADRs, typically issued by a financial institution (a "depository"), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depository. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the U.S. Ownership of ADRs entails similar investment risks to direct ownership of foreign securities traded outside the U.S.; however for purposes of the Fund's investment policies, ADRs are not treated as foreign securities.

     TEMPORARY DEFENSIVE INVESTMENTS. At times, the Fund may take a temporary defensive position by investing some or all of its assets in short-term fixed income securities. Such securities may be used to attempt to avoid losses in response to adverse market, economic, political or other conditions, to invest uncommitted cash balances, or to maintain liquidity to meet shareholder redemptions. These securities may include: obligations of the U.S. Government and its agencies and instrumentalities, commercial paper, bank certificates of deposit, bankers' acceptances, and repurchase agreements collateralized by these securities. These investments could reduce the benefit from any upswing in the market and prevent the Fund from achieving its investment objective.

MANAGEMENT

     The Fund's investment adviser is Lord, Abbett & Co., which is located at 90 Hudson St., Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with approximately $38 billion in more than 40 mutual funds and other advisory accounts. For more information about the services Lord Abbett provides to the Fund, see the Statement of Additional Information.

     Lord Abbett is entitled to an annual management fee of .75% based on the Fund's average daily net assets. The fee is calculated daily and payable monthly. In addition, the Fund pays all expenses not expressly assumed by Lord Abbett.

     INVESTMENT MANAGERS. Lord Abbett uses a team of investment managers and analysts acting together to manage the Fund's investments. Michael T. Smith heads the team. Mr. Smith joined Lord Abbett in 1997; before that, he was an Equity Analyst at Capital Management Associates from 1994 to 1997.

                                 YOUR INVESTMENT

PURCHASES

     The Fund offers in this prospectus four classes of shares: Class A, B, C, and P, each with different expenses and dividends. You may purchase shares at the net asset value ("NAV") per share determined after we receive your purchase order submitted in proper form. A front-end sales charge may be added to the NAV in the case of the Class A shares. There is no front-end sales charge in the case of Class B, Class C, and Class P shares, although there may be a contingent deferred sales charge ("CDSC") as described below.


     You should read this section carefully to determine which class of shares represents the best investment option for your particular situation. It may not be suitable for you to place a purchase order for Class B shares of $500,000 or more or a purchase order for Class C shares of $1,000,000 or more. You should discuss purchase options with your investment professional.

     FOR MORE INFORMATION, SEE "CAPITAL STOCK AND OTHER SECURITIES" IN THE STATEMENT OF ADDITIONAL INFORMATION.


     We reserve the right to withdraw all or any part of the offering made by this prospectus or to reject any purchase order. We also reserve the right to waive or change minimum investment requirements. All purchase orders are subject to our acceptance and are not binding until confirmed or accepted in writing.


SHARE CLASSES

 CLASS A  - normally offered with a front-end sales charge

 CLASS B  - no front-end sales charge, but a CDSC is applied to shares redeemed before the sixth anniversary of purchase

          - higher annual expenses than Class A shares
          - automatically converts to Class A shares after eight years

 CLASS C  - no front-end sales charge, but a CDSC is applied to shares redeemed before the first anniversary of purchase

          - higher annual expenses than Class A shares

 CLASS P  - no front-end sales charge and no CDSC
          - available only to certain investors

FRONT-END SALES CHARGES - CLASS A SHARES




                                                                                 TO COMPUTE           MAXIMUM DEALER'S
                                 AS A % OF               AS A % OF             OFFERING PRICE            CONCESSION
    YOUR INVESTMENT            OFFERING PRICE         YOUR INVESTMENT          DIVIDE NAV BY       (% OF OFFERING PRICE)

Less than $50,000                            5.75%                   6.10%                  .9425                    5.00%
-------------------------------------------------------------------------------------------------------------------------
$50,000 to $99,999                           4.75%                   4.99%                  .9525                    4.00%
-------------------------------------------------------------------------------------------------------------------------
$100,000 to $249,999                         3.95%                   4.11%                  .9605                    3.25%
-------------------------------------------------------------------------------------------------------------------------
$250,000 to $499,999                         2.75%                   2.83%                  .9725                    2.25%
-------------------------------------------------------------------------------------------------------------------------
$500,000 to $999,999                         1.95%                   1.99%                  .9805                    1.75%
-------------------------------------------------------------------------------------------------------------------------
$1,000,000 and over               No Sales Charge                                          1.0000
-------------------------------------------------------------------------------------------------------------------------



An amount of up to 1% of an investment may be paid to a dealer for purchases of $1 million or more and purchases by certain Retirement and Benefit Plans.

[SIDENOTE]

NAV per share for each class of Fund shares is calculated, under normal circumstances, each business day at the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time. Purchases and sales of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. In calculating NAV, securities for which market quotations are available are valued at those quotations. Securities for which such quotations are not available are valued at fair value under procedures approved by the Fund's Board. Certain foreign securities that are primarily listed on foreign exchanges may trade on weekends or days when the Fund's NAV is not calculated. As a result, the Fund's NAV may change on days when shareholders will not be able to purchase or redeem Fund shares.

REDUCING YOUR CLASS A FRONT-END SALES CHARGES. Class A shares may be purchased at a discount if you qualify under either of the following conditions:


   - RIGHTS OF ACCUMULATION - A Purchaser may apply the value at public offering price of the shares already owned to a new purchase of Class A shares of any ELIGIBLE FUND in order to reduce the sales charge.

   - LETTER OF INTENTION - A Purchaser of Class A shares can purchase additional shares of any Eligible Fund over a 13-month period and receive the same sales charge as if all shares were purchased at once. Shares purchased through reinvestment of dividends or distributions are not included. A Letter of Intention may be backdated 90 days. Current holdings under Rights of Accumulation may be included in a Letter of Intention.

The term "Purchaser" includes: (1) an individual; (2) an individual and his or her spouse and children under the age of 21; and (3) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust qualified under Section 401 of the Internal Revenue Code). Please note that more than one qualified employee benefit trust of a single employer, including its consolidated subsidiaries, may be considered a single trust, as may qualified plans of multiple employers registered in the name of a single bank trustee be considered as one account; although, more than one beneficiary is involved.


FOR MORE INFORMATION ON ELIGIBILITY FOR THESE PRIVILEGES, READ THE APPLICABLE SECTIONS IN THE ATTACHED APPLICATION.


CLASS A SHARE PURCHASES WITHOUT A FRONT-END SALES CHARGE. Class A shares may be purchased without a front-end sales charge under any of the following circumstances:

- purchases of $1 million or more,*
- purchases by RETIREMENT AND BENEFIT PLANS with at least 100 eligible employee,*
- purchases for Retirement and Benefit Plans made though FINANCIAL INTERMEDIARIES that perform participant recordkeeping or other administrative services for the Plans and that have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases,*
- purchases made with dividends and distributions on Class A shares of another Eligible Fund,
- purchases representing repayment under the loan feature of the Lord Abbett-sponsored prototype 403(b) Plan for Class A shares,
- by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor,
- purchases made by or on behalf of Financial Intermediaries for clients that pay the Intermediaries fees for services that include investment advisory or management services, provided that the Financial Intermediaries or their trading agents have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases
- purchases by trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor,
- purchases by each Lord Abbett-sponsored fund's Directors or Trustees, officers of each Lord Abbett-sponsored fund, employees and partners of Lord Abbett (including retired persons who formerly held such positions and family members of such purchasers), or
- purchases through an omnibus account of a dealer that features ten or fewer preferred mutual fund families, including the Lord Abbett family of funds, within 30 days of, and with the proceeds from, a redemption through the same dealer's omnibus account of shares of a mutual fund that were originally purchased subject to a sales charge.

SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR A LISTING OF OTHER CATEGORIES OF PURCHASES THAT QUALIFY FOR CLASS A SHARE PURCHASES WITHOUT A FRONT-END SALES CHARGE.
----------
*  THESE CATEGORIES MAY BE SUBJECT TO A CDSC.

[SIDENOTE]

ELIGIBLE FUND. An "Eligible Fund" is any Lord Abbett-sponsored fund except for
(1) certain tax-free, single-state funds where the exchanging shareholder is a resident of a state in which such a fund is not offered for sale; (2) Lord Abbett Series Fund, Inc.; (3) Lord Abbett U.S. Government Securities Money Market Fund, Inc. ("GSMMF") (except for holdings in GSMMF that are attributable to any shares exchanged from the Lord Abbett Family of Funds); and (4) any other fund the shares of which are not available to the investor at the time of the transaction due to a limitation on the offering of the fund's shares. An Eligible Fund also is any Authorized Institution's affiliated money market fund meeting criteria set by Lord Abbett Distributor as to certain omnibus accounts and other criteria.

RETIREMENT AND BENEFIT PLANS include qualified and non-qualified retirement plans, deferred compensation plans and certain other retirement, savings or benefit plans, excluding Individual Retirement Accounts.

Lord Abbett offers a variety of retirement plans. Call 800-253-7299 for information about:

-  Traditional, Rollover, Roth and Education IRAs
-  Simple IRAs, SEP-IRAs, 401(k) and 403(b) accounts
-  Defined Contribution Plans

FINANCIAL INTERMEDIARIES include broker-dealers, registered investment advisers, banks, trust companies, certified financial planners, third-party administrators, recordkeepers, trustees, custodians, financial consultants and insurance companies.

CONTINGENT DEFERRED SALES CHARGE (CDSC)
A CDSC, regardless of class, is not charged on shares acquired through reinvestment of dividends or capital gains distributions and is charged on the original purchase cost or the current market value of the shares at the time they are redeemed, whichever is lower. In addition, repayment of loans under Retirement Plans and Benefit Plans will constitute new sales for purposes of assessing the CDSC.

To minimize the amount of any CDSC, each Fund redeems shares in the following order:
  1. shares acquired by reinvestment of dividends and capital gains (always free of a CDSC)
  2. shares held for six years or more (Class B) or two years or more after the month of purchase (Class A) or one year or more (Class C)
  3. shares held the longest before the sixth anniversary of their purchase (Class B) or before the second anniversary after the month of purchase (Class A) or before the first anniversary of their purchase (Class C)

     CLASS A SHARE CDSC. If you buy Class A shares of the Fund under one of the starred () categories listed above or if you acquire Class A shares in exchange for Class A shares of another Lord Abbett-sponsored fund subject to a CDSC and you redeem any of the Class A shares within 24 months after the month in which you initially purchased those shares, the Fund will normally collect a CDSC of 1% and remit it to the fund in which you originally purchased the shares.
     The Class A share CDSC generally will not be assessed at the time of the following transactions:
     - benefit payments under Retirement and Benefit Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service or any excess distribution under Retirement and Benefit Plans (documentation may be required)
     - redemptions by Retirement and Benefit Plans made through Financial Intermediaries that have special arrangements with the Fund and/or Lord Abbett Distributor, provided the Plan has not redeemed all, or substantially all, of its assets from the Lord Abbett family of funds.


     CLASS B SHARE CDSC. The CDSC for Class B shares normally applies if you redeem your shares before the sixth anniversary of their initial purchase. The CDSC will be remitted to Lord Abbett Distributor. The CDSC declines the longer you own your shares, according to the following schedule:

CONTINGENT DEFERRED SALES CHARGES - CLASS B SHARES

ANNIVERSARY(1) OF THE DAY ON WHICH THE                             CONTINGENT DEFERRED SALES
PURCHASE ORDER                                                     CHARGE ON REDEMPTION (AS% OF
WAS ACCEPTED                                                       AMOUNT SUBJECT TO CHARGE)
On                                        Before
                                          1st                               5.0%
1st                                       2nd                               4.0%
2nd                                       3rd                               3.0%
3rd                                       4th                               3.0%
4th                                       5th                               2.0%
5th                                       6th                               1.0%
on or after the 6th(2)                                                      None


(1) The anniversary is the same calendar day in each respective year after the date of purchase. For example, the anniversaries for shares purchased on May 1 will be May 1 of each succeeding year.

(2) Class B shares will automatically convert to Class A shares on the eighth anniversary of the purchase of Class B shares.

[SIDENOTE]

       BENEFIT PAYMENT DOCUMENTATION. (Class A CDSC only) Requests for benefit payments of $50,000 or more must be in writing. Use the address indicated under "Opening your Account."

     The Class B share CDSC generally will not be assessed under the following circumstances:

     - benefit payments under Retirement and Benefit Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service or any excess contribution or distribution under Retirement and Benefit Plans


     - ELIGIBLE MANDATORY DISTRIBUTIONS under 403(b) Plans and individual retirement accounts

     - death of the shareholder

     - redemptions of shares in connection with Div-Move and Systematic Withdrawal Plans (up to 12% per year)

     SEE "SYSTEMATIC WITHDRAWAL PLAN" UNDER "SERVICES FOR FUND INVESTORS" BELOW FOR MORE INFORMATION ON CDSCS WITH RESPECT TO CLASS B SHARES.


     CLASS C SHARE CDSC. The 1% CDSC for Class C shares normally applies if you redeem your shares before the first anniversary of their purchase. The CDSC will be remitted to either Lord Abbett Distributor or the fund involved in the original purchase, depending on which entity originally paid the sales compensation to your dealer.

     CLASS P SHARES. Class P shares have lower annual expenses than Class B and Class C shares, no front-end sales charge, and no CDSC. Class P shares are currently sold and redeemed at NAV in connection with (a) orders made by or on behalf of Financial Intermediaries for clients that pay the Intermediaries fees for services that include investment advisory or management services, provided that the Financial Intermediaries or their trading agents have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such orders; and (b) orders for Retirement and Benefit Plans made though Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and that have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such orders.


SALES COMPENSATION

     As part of its plan for distributing shares, the Fund and LORD ABBETT DISTRIBUTOR pay sales and service compensation to AUTHORIZED INSTITUTIONS that sell the Fund's shares and service its shareholder accounts.


     Sales compensation originates from two sources, as shown in the table "Fees and Expenses:" sales charges, which are paid directly by shareholders; and 12b-1 distribution fees that are paid by the Fund. Service compensation originates from 12b-1 service fees. Because 12b-1 fees are paid on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges. The total 12b-1 fees payable for each share class for the current fiscal year are .39% of Class A shares (consisting of .10% distribution fee, .25% service fee and one-time distribution fees of up to 1.00% payable at the time of sale to Authorized Institutions, such as your dealer, on certain qualifying purchases), 1.00% of Class B and Class C shares (consisting of .75% distribution fee and .25% service fee), and .45% of Class P shares (consisting of .25% distribution fee and .20% service fee). The Rule 12b-1 plans for Class A and Class P shares provide that the maximum payments that may be authorized by the Board are .50% and .75% respectively. Sometimes we do not pay compensation where tracking data is not available for certain accounts or where the Authorized Institution waives part of the compensation. In such cases, we may not require payment of any otherwise applicable CDSC.

[SIDENOTE]

     ELIGIBLE MANDATORY DISTRIBUTIONS. If Class B shares represent a part of an individual's total IRA or 403(b) investment, the CDSC will be waived only for that part of a mandatory distribution that bears the same relation to the entire mandatory distribution as the Class B share investment bears to the total investment.

     LORD ABBETT DISTRIBUTOR LLC ("Lord Abbett Distributor") acts as agent for the Fund to work with investment professionals that buy and/or sell shares of the Fund on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors.

     AUTHORIZED INSTITUTIONS are institutions and persons permitted by law to receive service and/or distribution fees under a Rule 12b-1 Plan. Lord Abbett Distributor is an Authorized Institution.


     12b-1 FEES ARE PAYABLE REGARDLESS OF EXPENSES. The amounts payable by the Fund need not be directly related to expenses. If Lord Abbett Distributor's actual expenses exceed the fee payable to it, the Fund will not have to pay more than that fee. If Lord Abbett Distributor's expenses are less than the fee it receives, Lord Abbett Distributor will keep the full amount of the fee.

     ADDITIONAL CONCESSIONS TO AUTHORIZED INSTITUTIONS. Lord Abbett Distributor may, for specified periods, allow dealers to retain the full sales charge for sales of shares or may pay an additional concession to a dealer who sells a minimum dollar amount of Fund shares and/or shares of other Lord Abbett-sponsored funds. In some instances, such additional concessions will be offered only to certain dealers expected to sell significant amounts of shares. Additional payments may be paid from Lord Abbett Distributor's own resources or from distribution fees received from the Fund and will be made in the form of cash or, if permitted, non-cash payments. The non-cash payments may include business seminars at Lord Abbett's headquarters or other locations, including meals and entertainment, or merchandise. The cash payments may include payment of various business expenses of the dealer.

     In selecting dealers to execute portfolio transactions for the Fund's portfolio, if two or more dealers are considered capable of obtaining best execution, we may prefer the dealer who has sold our shares or shares of other Lord Abbett-sponsored funds.


     SALES ACTIVITIES. We may use 12b-1 distribution fees to pay Authorized Institutions to finance any activity that is primarily intended to result in the sale of shares. Lord Abbett Distributor uses its portion of the distribution fees attributable to the Fund's Class A and Class C shares for activities that are primarily intended to result in the sale of such Class A and Class C shares, respectively. These activities include, but are not limited to, printing of prospectuses and statements of additional information and reports for other than existing shareholders, preparation and distribution of advertising and sales material, expenses of organizing and conducting sales seminars, Additional Concessions to Authorized Institutions, the cost necessary to provide distribution-related services or personnel, travel, office expenses, equipment and other allocable overhead.

     SERVICE ACTIVITIES. We may pay 12b-1 service fees to Authorized Institutions for any activity that is primarily intended to result in personal service and/or the maintenance of shareholder accounts. Any portion of the service fees paid to Lord Abbett Distributor will be used to service and maintain shareholder accounts.

OPENING YOUR ACCOUNT

     MINIMUM INITIAL INVESTMENT
     - Regular Account                                                            $ 1,000
     ------------------------------------------------------------------------------------
     - Individual Retirement Accounts and
       403(b) Plans under the Internal Revenue Code                               $   250
     ------------------------------------------------------------------------------------
     - Uniform Gift to Minor Account                                              $   250
     ------------------------------------------------------------------------------------
     - Invest-A-Matic                                                             $   250
     ------------------------------------------------------------------------------------


     No minimum investment is required for certain Retirement and Benefit Plans and for certain purchases through financial intermediaries that charge their clients a fee for services that include investment advisory or management services.


     You may purchase shares through any independent securities dealer who has a sales agreement with Lord Abbett Distributor, or you can fill out the attached application and send it to the Fund at the address stated below. You should carefully read the paragraph below entitled "Proper Form" before placing your order to ensure that your order will be accepted.

     LORD ABBETT SMALL-CAP BLEND FUND
     P.O. Box 219100
     Kansas City, MO 64121


     PROPER FORM. An order submitted directly to the Fund must contain: (1) a completed application, and (2) payment by check. When purchases are made by check, redemption proceeds will not be paid until the Fund or transfer agent is advised that the check has cleared, which may take up to 15 calendar days. For more information, please call the Fund at 800-821-5129.

     BY EXCHANGE. Please call the Fund at 800-821-5129 to request an exchange from any eligible Lord Abbett-sponsored fund.


REDEMPTIONS


     Redemptions of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. In the case of redemptions involving Retirement and Benefit Plans, you may be required to provide the Fund with one or more completed forms before your order will be executed. For more information, please call 800-821-5129. To determine if a CDSC applies to a redemption, see "Class A share CDSC," "Class B share CDSC" or "Class C share CDSC."


     BY BROKER. Call your investment professional for instructions on how to redeem your shares.

     BY TELEPHONE. To obtain the proceeds of a redemption of $50,000 or less from your account, you or your representative should call the Fund at 800-821-5129.


     BY MAIL. Submit a written redemption request indicating the name(s) in which the account is registered, the Fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to redeem and include all necessary signatures.

     Normally a check will be mailed to the name(s) and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities laws.

     If the signer has any Legal Capacity, (i.e., the authority of an individual to act on behalf of an entity or other person(s)), the signature and capacity must be guaranteed by an ELIGIBLE GUARANTOR. Certain other legal documentation may be required. For more information regarding proper documentation, please call 800-821-5129.

     A GUARANTEED SIGNATURE is designed to protect you from fraud by verifying your signature. We require a Guaranteed Signature by an Eligible Guarantor on requests for:

     - a redemption check for which you have the legal capacity to sign on behalf of another person or entity (i.e. on behalf of an estate or on behalf of a corporation)
     - a redemption check payable to anyone other than the shareholder(s) of record
     - a redemption check to be mailed to an address other than the address of record
     - a redemption check payable to a bank other than the bank we have on file
     - a redemption for $50,000 or more

DISTRIBUTIONS AND TAXES

     The Fund expects to pay you dividends from its net investment income and distribute its net capital gains (if any) as "capital gains distributions" annually.

     Distributions will be reinvested in Fund shares unless you instruct the Fund to pay them to you in cash. For distributions payable on accounts other than those held in the name of your dealer, if you instruct the Fund to pay distributions in cash, and the Post Office is unable to deliver one or more of your checks or one or more of your checks remains uncashed for a certain period, the Fund reserves the right to reinvest your checks in your account at the NAV on the day of the reinvestment following such period. In addition, the Fund reserves the right to reinvest all subsequent distributions in additional Fund shares

[SIDENOTE]

     SMALL ACCOUNTS. The Board may authorize closing any account in which there are fewer than 25 shares if it is in the Fund's best interest to do so.

     ELIGIBLE GUARANTOR is any broker or bank that is usually a member of the medallion stamp program. Most major securities firms and banks are members of this program. A NOTARY PUBLIC IS NOT AN ELIGIBLE GUARANTOR.

     GUARANTEED SIGNATURE. An acceptable form of guarantee would be as follows:


     - In the case of an estate -

     ROBERT A. DOE
     EXECUTOR OF THE ESTATE OF
     JOHN W. DOE

     [Date]

     [GRAPHIC]

     - In the case of a corporation - ABC Corporation

     /s/ Mary B. Doe

     By Mary B. Doe, President

     [Date]

     [GRAPHIC]
     in your account. No interest will accrue on checks while they remain uncashed before they are reinvested or on amounts represented by uncashed redemption checks. There are no sales charges on such reinvestments.

     The Fund's distributions are taxable to you in the year they are considered received for tax purposes. Distributions of investment income and short-term capital gains are taxable to you as ordinary income. Distributions of net long-term capital gains are taxable to you as long-term capital gains.

     The tax treatment of distributions, including net long-term capital gains, is the same for all shareholders regardless of how long they have owned Fund shares or whether distributions are reinvested or paid in cash.

     Except in tax-advantaged accounts, any sale, redemption, or exchange of Fund shares may be taxable to you.


     If you buy shares when the Fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for shares and then receiving a portion of the price back in the form of a potentially taxable dividend.


     Information concerning the tax treatment of distributions, including the source of dividends and distributions of capital gains by the Fund, will be mailed to shareholders each year. Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of distributions under the federal, state, and local tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, redemption, or exchange of your shares.


SERVICES FOR FUND INVESTORS

AUTOMATIC SERVICES

     Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You may set up most of these services when filling out your application or by calling 800-821-5129.

FOR INVESTING

INVEST-A-MATIC     You may make fixed, periodic investments ($50 minimum) into your Fund
(Dollar-cost       account by means of automatic money transfers from your bank checking
averaging)         account. See the attached application for instructions.

DIV-MOVE           You may automatically reinvest the dividends and distributions from your account into another account in any Eligible Fund ($50 minimum).


FOR SELLING SHARES

SYSTEMATIC         You can make regular withdrawals from most Lord Abbett funds. Automatic
WITHDRAWAL         cash withdrawals will be paid to you from your account in fixed or variable
PLAN ("SWP")       amounts. To establish a plan, the value of your shares must be at least
                   $10,000, except for Retirement and Benefit Plans for which there is no minimum.
                   Your shares must be in non-certificate form.

CLASS B SHARES     The CDSC will be waived on redemptions of up to 12% of the current net asset value of your account at the time of your SWP request. For Class B
                   SWP share redemptions over 12% per year, the CDSC will apply to the entire redemption. Please contact the Fund for assistance in minimizing the CDSC in this situation.

CLASS B AND        Redemption proceeds due to a SWP for Class B and Class C shares will be
CLASS C SHARES     redeemed in the order described under "CDSC" under "Purchases."

OTHER SERVICES

     TELEPHONE INVESTING. After we have received the attached application (selecting "yes" under Section 8C and completing Section 7), you may instruct us by phone to have money transferred from your bank account to purchase shares of the Fund for an existing account. The Fund will purchase the requested shares when it receives the money from your bank.

     EXCHANGES. You or your investment professional may instruct the Fund to exchange shares of any class for shares of the same class of any Eligible Fund. Instruction may be provided in writing or by telephone, with proper identification, by calling 800-821-5129. The Fund must receive instructions for the exchange before the close of the NYSE on the day of your call in which case you will get the NAV per share of the Eligible Fund determined on that day. Exchanges will be treated as a sale for federal tax purposes. Be sure to read the current prospectus for any fund into which you are exchanging.

     REINVESTMENT PRIVILEGE. If you sell shares of the Fund, you have a one-time right to reinvest some or all of the proceeds in the same class of any Eligible Fund within 60 days without a sales charge. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

     ACCOUNT STATEMENTS. Every Lord Abbett investor automatically receives quarterly account statements.


     HOUSEHOLDING. Shareholders with the same last name and address will receive a single copy of the prospectus and an annual and semi-annual report unless additional reports are specifically requested in writing to the Fund.


     ACCOUNT CHANGES. For any changes you need to make to your account, consult your investment professional or call the Fund at 800-821-5129.


     SYSTEMATIC EXCHANGE. You or your investment professional can establish a schedule of exchanges between the same classes of any Eligible Fund.


[SIDENOTE]

     TELEPHONE TRANSACTIONS. You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number and other relevant information. The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.


     Transactions by telephone may be difficult to implement in times of drastic economic or market change.

     EXCHANGE LIMITATIONS. Exchanges should not be used to try to take advantage of short-term swings in the market. Frequent exchanges and similar trading practices can disrupt management of the Fund and raise its expenses. Accordingly, the Fund reserves the right to limit or terminate this privilege for any shareholder making frequent exchanges or abusing the privilege. The Fund also may revoke the privilege for all shareholders upon 60 days' written notice. In addition, as stated under "Purchases," the Fund reserves the right to reject any purchase order, including purchase orders from shareholders whose trading has been or may be disruptive to the Fund.

                             FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS

     This table describes the Fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent auditors, in conjunction with their annual audit of the Fund's financial statements. Financial statements and the Independent Auditors' Report thereon appear in the 2001 Annual Report to Shareholders, and are incorporated by reference into the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.



===============================================================================================================================
                                                                                CLASS A SHARES              CLASS B SHARES
                                                                                --------------              --------------
                                                                                  6/18/2001(a)                6/18/2001(a)
                                                                                       to                         to
Per Share Operating Performance                                                    7/31/2001                   7/31/2001
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                             $     10.00                 $     10.00
-------------------------------------------------------------------------------------------------------------------------------
  Unrealized appreciation on investments                                                 .06                         .06
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE ON SEC EFFECTIVE DATE                                            $     10.06                 $     10.06
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
-------------------------------------------------------------------------------------------------------------------------------
  Net investment loss                                                                   (.07)(b)                    (.07)(b)
-------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain on investments                                        .46                         .46
-------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                                         .39                         .39
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                   $     10.45                 $     10.45
-------------------------------------------------------------------------------------------------------------------------------
Total Return(c)(e)                                                                       .60%(d)                     .60%(d)
-------------------------------------------------------------------------------------------------------------------------------
Total Return(c)(f)                                                                      3.88%(d)                    3.88%(d)
-------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
-------------------------------------------------------------------------------------------------------------------------------
  Expenses, including waiver and expense reduction                                       .69%(d)                     .75%(d)
-------------------------------------------------------------------------------------------------------------------------------
  Expenses, excluding waiver and expense reduction                                       .81%(d)                     .87%(d)
-------------------------------------------------------------------------------------------------------------------------------
  Net investment loss                                                                   (.67)%(d)                   (.76)%(d)

===============================================================================================================================
                                                                                 CLASS C SHARES             CLASS P SHARES
                                                                                 --------------             --------------
                                                                                  6/18/2001(a)               6/18/2001(a)
                                                                                       to                         to
Per Share Operating Performance                                                    7/31/2001                   7/31/2001
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                             $     10.00                 $     10.00
-------------------------------------------------------------------------------------------------------------------------------
  Unrealized appreciation on investments                                                 .06                         .06
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE ON SEC EFFECTIVE DATE                                            $     10.06                 $     10.06
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
-------------------------------------------------------------------------------------------------------------------------------
  Net investment loss                                                                   (.07)(b)                    (.07)(b)
-------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain on investments                                        .46                         .46
-------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                                         .39                         .39
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                   $     10.45                 $     10.45
-------------------------------------------------------------------------------------------------------------------------------
Total Return(c)(e)                                                                       .60%(d)                     .60%(d)
-------------------------------------------------------------------------------------------------------------------------------
Total Return(c)(f)                                                                      3.88%(d)                    3.88%(d)
-------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
-------------------------------------------------------------------------------------------------------------------------------
  Expenses, including waiver and expense reduction                                       .75%(d)                     .70%(d)
-------------------------------------------------------------------------------------------------------------------------------
  Expenses, excluding waiver and expense reduction                                       .87%(d)                     .82%(d)
-------------------------------------------------------------------------------------------------------------------------------
  Net investment loss                                                                   (.76)%(d)                   (.68)%(d)

===============================================================================================================================
                                                                                                             6/18/2001(a)
                                                                                                                  to
SUPPLEMENTAL DATA FOR ALL CLASSES:                                                                             7/31/2001
-------------------------------------------------------------------------------------------------------------------------------
  Net assets, end of period (000)                                                                            $     2,967
-------------------------------------------------------------------------------------------------------------------------------
  Portfolio turnover rate                                                                                           5.86%
-------------------------------------------------------------------------------------------------------------------------------


(a) Commencement of operations; SEC effective date on June 26, 2001; Fund shares became available to the public on July 2, 2001.
(b)  Calculated using average shares outstanding during the period.
(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d)  Not annualized.
(e)  Total return for the period 6/18/01 through 6/26/01.

(f)  Total return for the period 6/26/01 through 7/31/01.

Notes

TO OBTAIN INFORMATION

BY TELEPHONE.  Call the Fund at:
888-522-2388

BY MAIL.  Write to the Fund at:
The Lord Abbett Family of Funds
90 Hudson Street
Jersey City, NJ 07302-3973

VIA THE INTERNET.
LORD, ABBETT & CO.
www.LordAbbett.com

Text only versions of Fund documents can be viewed online or downloaded directly from the SEC: www.sec.gov

You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009 or by sending your request electronically to publicinfo@sec.gov.

[LORD ABBETT LOGO]

               Lord Abbett Mutual Fund shares are distributed by:
                           LORD ABBETT DISTRIBUTOR LLC
              90 Hudson Street - Jersey City, New Jersey 07302-3973


ADDITIONAL INFORMATION

     More information on the Fund is or will be available free upon request, including the following:

     ANNUAL/SEMI-ANNUAL REPORT

     Describes the Fund, lists portfolio holdings, contains a letter from the Fund's manager discussing recent market conditions, the Fund's investment strategies and contains additional performance information.


     STATEMENT OF ADDITIONAL INFORMATION ("SAI")

     Provides more details about the Fund and its policies. A current SAI is on file with the Securities and Exchange Commission ("SEC") and is incorporated by reference (is legally considered part of this prospectus).


     Lord Abbett Blend Trust -
                  Lord Abbett Small-Cap Blend Fund


                                                                 LASCC-1 (12/01)
SEC FILE NUMBER: 811-10371

LORD ABBETT                                                            [GRAPHIC]


DECEMBER 1, 2001


PROSPECTUS

CLASS Y SHARES


LORD ABBETT SMALL-CAP
  BLEND FUND















As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Class Y shares of the Fund are neither offered to the general public nor available in all states. Please call 800-821-5129 for further information.

                               TABLE OF CONTENTS

        The FUND                                         Page

What you should know about the Fund

Goal                                                       2

Principal Strategy                                         2

Main Risks                                                 2

Performance                                                3


Fees and Expenses                                          3

Additional Investment Information                          4

Management                                                 4



        Your INVESTMENT

Information for managing your Fund account


Purchases                                                  5

Redemptions                                                6

Distributions and Taxes                                    6

Services For Fund Investors                                7


        Financial INFORMATION

Financial Highlights                                       8

        Additional INFORMATION

How to learn more about the Fund and other Lord Abbett Funds

Back Cover

                                       THE FUND

GOAL

     The Fund's investment objective is to seek long-term growth of capital by investing primarily in stocks of small companies.

PRINCIPAL STRATEGY


     To pursue this goal, the Fund normally invests at least 80% of its net assets in stocks and equity securities of small companies. Under current market conditions, a small company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 2000 Index, a widely used benchmark for small-cap stock performance. As of October 31, 2001, the market-capitalization range of the Russell 2000 Index was $10 million to $2.6 billion. This range varies daily. Equity related securities may include common stocks, convertible bonds, convertible preferred stocks, warrants of companies, American Depository Receipts and similar investments.


     The Fund invests in a blend of growth and value stocks and chooses stocks using both:


     - Quantitative research to identify companies selling at the lower end of their historic valuation range, companies with positive earnings, and companies with growth prospects that are expected to exceed the growth rate of the U.S. economy.


     - Fundamental research to learn about a company's operating environment, financial condition, leadership position within its industry, resources and strategic plans. We look for such factors as favorable earnings growth, improving fundamentals, and the potential for a catalyst (such as new products, key acquisition, change in business mix or a change in management) that may cause the price of the stock to rise.

     We generally sell a stock when we think it no longer offers significant capital appreciation potential due to an elevated valuation, seems less likely to benefit from the current market and/or economic environment, or where fundamentals fall short of our expectations. We do not sell stock of a company solely because its market capitalization falls outside of the range of companies in the Russell 2000 Index.

MAIN RISKS


     The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with growth and value stocks. The value of your investment will fluctuate in response to movements in the stock market in general and to the changing prospects of individual companies in which the Fund invests. Growth and value stocks may perform differently than the market as a whole and differently from each other or other types of stocks. This is because different types of stock tend to shift in and out of favor depending on market and economic conditions. Growth stocks may be more volatile than other stocks. The market may fail to recognize the intrinsic value of particular value stocks for a long time. In addition, if the Fund's assessment of market conditions or companies held in the Fund is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

     Investing in small companies generally involves greater risks than investing in the stocks of large companies. Small companies may have less experienced management and unproven track records. They may rely on limited product lines and have limited financial resources. These factors may make them more susceptible to setbacks or economic downturns. In addition, small company stocks tend to have fewer shares outstanding and trade less frequently than the stocks of larger companies. As a result, there may be less liquidity in the prices of small company stocks, subjecting them to greater price fluctuations than larger companies.


     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.



[SIDENOTE]
WE OR THE FUND OR SMALL-CAP BLEND FUND refers to Lord Abbett Small-Cap Blend Fund, a series of Lord Abbett Blend Trust.

ABOUT THE FUND. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goals; although, as with all mutual funds, it cannot guarantee results.

EQUITY SECURITIES include common stocks, preferred stocks, convertible securities, warrants, Standard & Poor's Depository Receipts ("SPDRs") and similar instruments. Common stocks, the most familiar type, represent an ownership interest in a company.

GROWTH STOCKS are stocks issued by companies whose growth is expected to exceed the growth of the U.S. economy. Growth Stocks tend to be more volatile than slower-growing value stocks.

VALUE STOCKS are stocks of companies that we believe the market undervalues according to certain financial measurements of their intrinsic worth or business prospects.

                                                            SMALL-CAP BLEND FUND

PERFORMANCE

     The Fund does not show any performance because it has not completed a full calendar year of operations.

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

----------------------------------------------------------------------------------------------------------------------------
FEE TABLE
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                CLASS Y
SHAREHOLDER FEES (Fees paid directly from your investment)

Maximum Sales Charge on Purchases (as a % of offering price)                                                    none

Maximum Deferred Sales Charge                                                                                   none

ANNUAL FUND OPERATING EXPENSES (Expenses deducted from Fund assets) (as a % of average net assets)(1)

Management Fees (See "Management")                                                                              0.75%

Other Expenses                                                                                                  0.60%

Total Annual Fund Operating Expenses                                                                            1.35%


(1) The annual operating expenses are based on estimated expenses for the current fiscal period.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

SHARE CLASS                                                   1 YEAR           3 YEARS
Class Y shares                                                 $137             $428

[SIDENOTE]

MANAGEMENT FEES are payable to Lord Abbett for the Fund's investment management.


LORD ABBETT IS CURRENTLY WAIVING ITS MANAGEMENT FEES. LORD ABBETT MAY STOP WAIVING THE MANAGEMENT FEE AT ANY TIME. THE TOTAL OPERATING EXPENSE RATIO WITH THE FEE WAIVER IS 0.60%.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder service fees and professional fees.

ADDITIONAL INVESTMENT INFORMATION

     This section describes some of the Fund's investment techniques and their associated risks. None of these techniques are principal investment strategies of the Fund.

     ADJUSTING INVESTMENT EXPOSURE. The Fund will be subject to the risks associated with investments. The Fund may, but is not required to, use various strategies to change its investment exposure to adjust to changes in economic, social, political, and general market conditions, which affect security prices, interest rates, currency exchange rates, commodity prices and other factors. For example, the Fund may seek to hedge against certain market risks. These strategies may involve, with board approval, effecting transactions in derivative and similar instruments, including but not limited to options, futures, forward contracts, swap agreements, warrants, and rights. If we judge market conditions incorrectly or use a hedging strategy that does not correlate will with the Fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These strategies may involve a small investment of cash compared to the magnitude of the risk assumed, and could produce disproportionate gains or losses.

     DEPOSITORY RECEIPTS. The Fund may invest in sponsored and unsponsored American Depository Receipts ("ADRs') and similar depository receipts. ADRs, typically issued by a financial institution (a "depository"), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depository. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the U.S. For purposes of the Fund's investment policies, investments in ADRs will be deemed to be investments in the underlying securities. Ownership of ADRs entails similar investment risks to direct ownership of foreign securities traded outside the U.S.

     TEMPORARY DEFENSIVE INVESTMENTS. At times, the Fund may take a temporary defensive position by investing some or all of its assets in short-term fixed income securities. Such securities may be used to attempt to avoid losses in response to adverse market, economic, political or other conditions, to invest uncommitted cash balances, or to maintain liquidity to meet shareholder redemptions. These securities may include: obligations of the U.S. Government and its agencies and instrumentalities, commercial paper, bank certificates of deposit, bankers' acceptances, and repurchase agreements collateralized by these securities. These investments could reduce the benefit from any upswing in the market and prevent the Fund from achieving its investment objective.

MANAGEMENT

     The Fund's investment adviser is Lord, Abbett & Co., which is located at 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with approximately $38 billion in more than 40 mutual funds and other advisory accounts. For more information about the services Lord Abbett provides to the Fund, see the Statement of Additional Information.

     Lord Abbett is entitled to an annual management fee of .75% based on the Fund's average daily net assets. The fees are calculated daily and payable monthly. In addition, the Fund pays all expenses not expressly assumed by Lord Abbett.

     INVESTMENT MANAGERS. Lord Abbett uses a team of investment managers and analysts acting together to manage the Fund's investments. Michael T. Smith heads the team. Mr. Smith joined Lord Abbett in 1997; before that, he was an Equity Analyst at Capital Management Associates from 1994 to 1997.

                                       YOUR INVESTMENT

PURCHASES



     CLASS Y SHARES. You may purchase Class Y shares at the net asset value ("NAV") per share next determined after we receive and accept your order submitted in proper form. No sales charges apply.


     We reserve the right to withdraw all or part of the offering made by this prospectus or to reject any purchase order. We also reserve the right to waive or change minimum investment requirements. All purchase orders are subject to our acceptance and are not binding until confirmed or accepted in writing.


     WHO MAY INVEST? Class Y shares are currently available in connection with:
     (1) purchases by or on behalf of FINANCIAL INTERMEDIARIES for clients that pay the Intermediaries fees for services that include investment advisory or management services, provided that the Financial Intermediaries or their trading agents have entered into special arrangements with the Fund and/or LORD ABBETT DISTRIBUTOR specifically for such purchases; (2) purchases by the trustee or custodian under any deferred compensation or pensionor profit-sharing plan or payroll deduction IRA established for the benefit of the employees of any company with an account(s) in excess of $10 million managed by Lord Abbett or its sub-advisers on a private-advisory-account basis; (3) purchases by institutional investors, such as retirement plans, companies, foundations, trusts, endowments and other entities where the total amount of potential investable assets exceeds $50 million that were not introduced to Lord Abbett by persons associated with a broker or dealer primarily involved in the retail security business. Additional payments may be made by Lord Abbett out of its own resources with respect to certain of these sales.

     HOW MUCH MUST YOU INVEST? You may buy our shares through any independent securities dealer having a sales agreement with Lord Abbett Distributor, our exclusive selling agent. Place your order with your investment dealer or send the money to the Fund (P.O. Box 419100, Kansas City, Missouri 64141). The minimum initial investment is $1 million except for certain purchases through Financial Intermediaries that charge a fee for services that include investment advisory or management services, which have no minimum. This offering may be suspended, changed or withdrawn by Lord Abbett Distributor, which reserves the right to reject any order.

     BUYING SHARES THROUGH YOUR DEALER. Orders for shares received by the Fund prior to the close of the NYSE, or received by dealers prior to such close and received by Lord Abbett Distributor prior to the close of its business day, will be confirmed at the NAV effective at such NYSE close. Orders received by dealers after the NYSE closes and received by Lord Abbett Distributor in proper form prior to the close of its next business day are executed at the NAV effective as of the close of the NYSE on that next business day. The dealer is responsible for the timely transmission of orders to Lord Abbett Distributor. A business day is a day on which the NYSE is open for trading.

     BUYING SHARES BY WIRE. To open an account, call 800-821-5129 Ext. 34028, Institutional Trade Dept., to set up your account and to arrange a wire transaction. Wire to: UMB, N.A., Kansas City, Routing number - 101000695, bank account number: 987800033-3, FBO: (account name) and (your Lord Abbett account number). Specify the complete name of the Fund, note Class Y shares and include your new account number and your name. To add to an existing account, wire to: UMB, N.A., Kansas City, routing number - 101000695, bank account number: 987800033-3, FBO: (account name) and (your Lord Abbett account number). Specify the complete name of the Fund, note Class Y shares and include your account number and your name.

[SIDENOTE]
NAV per share for the Fund is calculated, under normal circumstances, each business day at the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time. Purchases and sales of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. In calculating NAV, securities for which market quotations are available are valued at those quotations. Securities for which such quotations are not available are valued at fair value under procedures approved by the Fund's Board. Certain foreign securities that are primarily listed on foreign exchanges may trade on weekends or days when the Fund's NAV is not calculated. As a result, the Fund's NAV may change on days when shareholders will not be able to purchase or redeem Fund shares.


FINANCIAL INTERMEDIARIES include broker-dealers, registered investment advisers, banks, trust companies, certified financial planners, third-party administrators, recordkeepers, trustees, custodians, financial consultants and insurance companies.


LORD ABBETT DISTRIBUTOR LLC ("Lord Abbett Distributor") acts as agent for the Fund to work with investment professionals that buy and/or sell shares of the Fund on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors.

REDEMPTIONS


     Redemptions of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. In the case of redemptions involving Retirement and Benefit Plans, you may be required to provide the Fund with one or more completed forms before your order will be executed. For more information, please call 800-821-5129.


     BY BROKER. Call your investment professional for instructions on how to redeem your shares.

     BY TELEPHONE. To obtain the proceeds of a redemption of $50,000 or less from your account, you or your representative should call the Fund at 800-821-5129.


     BY MAIL. Submit a written redemption request indicating the name(s) in which the account is registered, the Fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to redeem and include all necessary signatures.

     Normally a check will be mailed to the name(s) and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities laws.

     If the signer has any Legal Capacity, (i.e., the authority of an individual to act on behalf of an entity or other person(s)), the signature and capacity must be guaranteed by an ELIGIBLE GUARANTOR. Certain other legal documentation may be required. For more information regarding proper documentation, please call 800-821-5129.

     A GUARANTEED SIGNATURE is designed to protect you from fraud by verifying your signature. We require a Guaranteed Signature by an Eligible Guarantor on requests for:

     - a redemption check for which you have the legal capacity to sign on behalf of another person or entity (i.e. on behalf of an estate or on behalf of a corporation)

     - a redemption check payable to anyone other than the shareholder(s) of record

     - a redemption check to be mailed to an address other than the address of record

     - a redemption check payable to a bank other than the bank we have on file

     -    a redemption for $50,000 or more


     BY WIRE. In order to receive funds by wire, our servicing agent must have the wiring instructions on file. To verify that this feature is in place, call 800-821-5129 Ext. 34028, Institutional Trading Dept. (minimum wire:
     $1,000). Your wire redemption request must be received by the Fund before the close of the NYSE for money to be wired on the next business day.

DISTRIBUTIONS AND TAXES


     The Fund expects to pay you dividends from its net investment income and distribute its net capital gains (if any) as "capital gains distributions" annually.

     Distributions will be reinvested in Fund shares unless you instruct the Fund to pay them to you in cash. For distributions payable on accounts other than those held in the name of your dealer, if you instruct the Fund to pay distributions in cash, and the Post Office is unable to deliver one or more of your checks or one or more of your checks remains uncashed for a certain period, the Fund reserves the right to reinvest your checks in your account at the NAV on the day of the reinvestment following such period. In addition, the


[SIDENOTE]


TELEPHONE TRANSACTIONS. You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number and other relevant information. The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.

Transactions by telephone may be difficult to implement in times of drastic economic or market change.

ELIGIBLE GUARANTOR is any broker or bank that is usually a member of the medallion stamp program. Most major securities firms and banks are members of this program. A NOTARY PUBLIC IS NOT AN ELIGIBLE GUARANTOR.

GUARANTEED SIGNATURE.
An acceptable form of guarantee would be as follows:

- In the case of the estate -

  ROBERT A. DOE
  EXECUTOR OF THE ESTATE OF
  JOHN W. DOE

  [Date]


[GRAPHIC]


- In the case of the corporation -

  ABC Corporation

  MARY B. DOE

  By Mary B. Doe, President

  [Date]

[GRAPHIC]

     Fund reserves the right to reinvest all subsequent distributions in additional Fund shares in your account. No interest will accrue on checks while they remain uncashed before they are reinvested or on amounts represented by uncashed redemption checks. There are no sales charges on such reinvestments.

     The Fund's distributions are taxable to you in the year they are considered received for tax purposes. Distributions of investment income and short-term capital gains are taxable to you as ordinary income. Distributions of net long-term capital gains are taxable to you as long-term capital gains.

     The tax treatment of distributions, including net long-term capital gains, is the same for all shareholders regardless of how long they have owned Fund shares or whether distributions are reinvested or paid in cash.

     Except in tax advantaged accounts, any sale, redemption, or exchange of Fund shares may be taxable to you.


     If you buy shares when the Fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for shares and then receiving a portion of the price back in the form of a potentially taxable dividend.


     Information concerning the tax treatment of distributions, including the source of dividends and distributions of capital gains by the Fund, will be mailed to shareholders each year. Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of distributions under the federal, state, and local tax rules that apply to you as well as the tax consequences of gains or losses from the sale, redemption, or exchange of your shares.


SERVICES FOR FUND INVESTORS


     We offer the following shareholder services:


     TELEPHONE EXCHANGE PRIVILEGE. Class Y shares may be exchanged without a service charge for Class Y shares of any ELIGIBLE FUND among the Lord Abbett-sponsored funds.

     ACCOUNT STATEMENTS. Every Lord Abbett investor automatically receives quarterly account statements.


     HOUSEHOLDING. Shareholders with the same last name and address will receive a single copy of the prospectus and an annual and semi-annual report, unless additional reports are specifically requested in writing to the Fund.


     ACCOUNT CHANGES. For any changes you need to make to your account, consult your investment professional or call the Fund at 800-821-5129.

     SYSTEMATIC EXCHANGE. You or your investment professional can establish a schedule of exchanges between the same classes of any Eligible Fund.


     MUTUAL FUND FEE-BASED PROGRAM. Certain unaffiliated authorized brokers, dealers, registered investment advisers or other financial institutions ("entities") who either (1) have an arrangement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our shares (and sometimes providing for acceptance of orders for such shares on our behalf) in particular investment products made available for a fee to clients of such entities, or (2) charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.

[SIDENOTE]
     EXCHANGE LIMITATIONS. Exchanges should not be used to try to take advantage of short-term swings in the market. Frequent exchanges and similar trading practices can disrupt management of the Fund and raise its expenses. Accordingly, the Fund reserves the right to limit or terminate this privilege for any shareholder making frequent exchanges or abusing the privilege. The Fund also may revoke the privilege for all shareholders upon 60 days' written notice. In addition, as stated under "Purchases," the Fund reserves the right to reject any purchase order, including purchase orders from shareholders whose trading has been or may be disruptive to the Fund.

     ELIGIBLE FUND. An Eligible Fund is any Lord Abbett-sponsored fund offering Class Y shares.

                             FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS


     This table describes the Fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent auditors, in conjunction with their annual audit of the Fund's financial statements. Financial statements and the Independent Auditors' Report thereon appear in the 2001 Annual Report to Shareholders, and are incorporated by reference into the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.


--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                CLASS Y SHARES
                                                                                                                --------------
                                                                                                                 6/18/2001(a)
                                                                                                                      TO
PER SHARE OPERATING PERFORMANCE                                                                                    7/31/2001
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                                                  $10.00
--------------------------------------------------------------------------------------------------------------------------------
 Unrealized appreciation on investments                                                                                  .06
NET ASSET VALUE ON SEC EFFECTIVE DATE                                                                                 $10.06
INVESTMENT OPERATIONS
 Net investment loss                                                                                                    (.07)(b)
 Net realized and unrealized gain on investments                                                                         .46
TOTAL FROM INVESTMENT OPERATIONS                                                                                         .39
NET ASSET VALUE, END OF PERIOD                                                                                        $10.45
Total Return(c)(e)                                                                                                       .60%(d)
--------------------------------------------------------------------------------------------------------------------------------
Total Return(c)(f)                                                                                                      3.88%(d)
RATIOS TO AVERAGE NET ASSETS
--------------------------------------------------------------------------------------------------------------------------------
 Expenses, including waiver and expense reduction                                                                        .66%(d)
 Expenses, excluding waiver and expense reduction                                                                        .78%(d)
 Net investment loss                                                                                                    (.63)%(d)
                                                                                                                 6/18/2001(a)
                                                                                                                      TO
SUPPLEMENTAL DATA FOR ALL CLASSES:                                                                                 7/31/2001
--------------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period (000)                                                                                      $2,967
--------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                                                                                5.86%

(a) Commencement of operations; SEC effective date on June 26, 2001; Fund shares became available to the public on July 2, 2001.
(b)  Calculated using average shares outstanding during the period.
(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d)  Not annualized.
(e)  Total return for the period 6/18/01 through 6/26/01.
(f)  Total return for the period 6/26/01 through 7/31/01.

NOTES

NOTES

TO OBTAIN INFORMATION

BY TELEPHONE. Call the Fund at: 888-522-2388

BY MAIL.  Write to the Fund at:
The Lord Abbett Family of Funds
90 Hudson Street
Jersey City, NJ 07302-3973

VIA THE INTERNET.
LORD, ABBETT & CO.
www.LordAbbett.com

Text only versions of Fund documents can be viewed online or downloaded directly from the SEC: www.sec.gov

You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009 or by sending your request electronically to publicinfo@sec.gov.

[LORD ABBETT LOGO]

               Lord Abbett Mutual Fund shares are distributed by:
                           LORD ABBETT DISTRIBUTOR LLC
              90 Hudson Street - Jersey City, New Jersey 07302-3973

ADDITIONAL INFORMATION

     More information on the Fund is or will be available free upon request, including the following:

     ANNUAL/SEMI-ANNUAL REPORT


     Describes the Fund, lists portfolio holdings, and contains a letter from the Fund's manager discussing recent market conditions, the Fund's investment strategies and contains additional performance information.


     STATEMENT OF ADDITIONAL INFORMATION ("SAI")

     Provides more details about the Fund and its policies. A current SAI is on file with the Securities and Exchange Commission ("SEC") and is incorporated by reference (is legally considered part of this prospectus).


Lord Abbett Blend Trust -


           Lord Abbett Small-Cap Blend Fund                    LASCC-Y-1 (12/01)


           SEC FILE NUMBERS: 811-10371

LORD ABBETT

STATEMENT OF ADDITIONAL INFORMATION                             DECEMBER 1, 2001

                             LORD ABBETT BLEND TRUST
                        Lord Abbett Small-Cap Blend Fund



This Statement of Additional Information is not a Prospectus. A Prospectus may be obtained from your securities dealer or from Lord Abbett Distributor LLC ("Lord Abbett Distributor") at 90 Hudson St., Jersey City, NJ 07302-3973. This Statement of Additional Information relates to, and should be read in conjunction with, the Prospectus for Lord Abbett Small-Cap Blend Fund (the "Fund") dated December 1, 2001.

Shareholder inquiries should be made by directly contacting the Fund or by calling 800-821-5129. The Annual Report to Shareholders is available without charge, upon request by calling that number. In addition, you can make inquiries through your dealer.


           TABLE OF CONTENTS                                              PAGE

           1.     Fund History                                             2
           2.     Investment Policies                                      2
           3.     Management of the Fund                                   8
           4.     Control Persons and Principal Holders of Securities     12
           5.     Investment Advisory and Other Services                  12
           6.     Brokerage Allocations and Other Practices               13
           7.     Capital Stock and Other Securities                      14
           8.     Purchases, Redemptions and Pricing                      18
           9.     Taxation of the Fund                                    22
           10.    Underwriter                                             23
           11.    Performance                                             24
           12.    Financial Statements                                    24

                                       1.
                                  FUND HISTORY

Lord Abbett Blend Trust (the "Trust") was organized as a Delaware business trust on May 1, 2001, with an unlimited amount of outstanding shares of beneficial interest. The Trust has one series, Lord Abbett Small-Cap Blend Fund (the "Fund"), a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Act"). The Fund offers five classes of shares: Class A, Class B, Class C, Class P, and Class Y. Only the Fund's Class A, B, C, and P shares are offered in this Statement of Additional Information.

                                       2.
                               INVESTMENT POLICIES

PRINCIPAL STRATEGY. The Fund invests under normal circumstances at least 80% of its net assets, plus the amount of any borrowings for investment purposes equity securities of small companies. The Fund will provide shareholders with at least 60 days notice of any change in this policy.

FUNDAMENTAL INVESTMENT RESTRICTIONS. The Fund is subject to the following fundamental investment restrictions that cannot be changed without approval of a majority of the Fund's outstanding shares.

The Fund may not:

     (1) borrow money, except that (i) the Fund may borrow from banks (as defined in the Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law;

     (2) pledge its assets (other than to secure borrowings, or to the extent permitted by the Fund's investment policies as permitted by applicable law);

     (3) engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws;

     (4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law;

     (5) buy or sell real estate (except that the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein), or commodities or commodity contracts (except to the extent the Fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts);

     (6) with respect to 75% of its gross assets, buy securities of one issuer representing more than (i) 5% of its gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) 10% of the voting securities of such issuer;

     (7) invest 25% or more of its total assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. Government, its agencies and instrumentalities); or

     (8) issue senior securities to the extent such issuance would violate applicable law.

Compliance with the investment restrictions in this Section will be determined at the time of the purchase or sale of the security.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. In addition to the policies in the Prospectus and the investment restrictions above, which cannot be changed without shareholder approval, the Fund is subject to the following non-fundamental investment policies which may be changed by the Board of Trustees without shareholder approval.

The Fund may not:

     (1) borrow in excess of 33 1/3% of its total assets (including the amount borrowed) except as a temporary measure for extraordinary or emergency purposes;

     (2) make short sales of securities or maintain a short position except to the extent permitted by applicable law;

     (3) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933, deemed to be liquid by the Board;

     (4) invest in securities issued by other investment companies, except to the extent permitted by applicable law;

     (5) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in its Prospectus and Statement of Additional Information, as they may be amended from time to time; or

     (6) buy from or sell to any of its officers, trustees, employees, or its investment adviser or any of its officers, trustees, partners or employees, any securities other than its shares.

ADDITIONAL INFORMATION ON PORTFOLIO RISKS, INVESTMENTS AND TECHNIQUES. The following sections provide further information on certain types of investments and investment techniques that may be used by the Fund, including their associated risks.

BORROWING MONEY. The Fund may borrow money for temporary or emergency purposes from banks and other financial institutions in amounts not exceeding one-third of its total assets. If the Fund borrows money and experiences a decline in its net asset value, the borrowing will increase its losses.

CONVERTIBLE SECURITIES. The Fund may invest in convertible securities. Convertible securities are preferred stocks or debt obligations that are convertible into common stock. They generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security approaches or exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed income security, tends to trade increasingly on a yield basis, and thus, may not decline in price to the same extent as the underlying common stock. The markets for convertible securities may be less liquid than markets for common stocks or bonds.

DEBT SECURITIES. The Fund may invest in debt securities, such as bonds, debentures, government obligations, commercial paper and pass-through instruments. The value of debt securities may fluctuate based on changes in interest rates and the isssuer's financial condition. When interest rates rise or the issuer's financial condition worsens or is perceived by the market to be at greater risk, the value of debt securities tends to decline.

DEPOSITORY RECEIPTS. The Fund may invest in sponsored and unsponsored American Depository Receipts ("ADRs") and similar depository receipts. ADRs, typically issued by a financial institution (a "depository"), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depository. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. Ownership of ADRs entails similar investment risks to direct ownership of foreign securities traded outside the U.S.

EQUITY SECURITIES. The Fund invests at least 80% of its assets in equity securities. These include common stocks, preferred stocks, convertible securities, warrants and similar instruments. Common stocks, the most familiar type, represent an ownership interest in a company. The value of equity securities fluctuates based on changes in a company's financial condition, and on market and economic conditions.

FOREIGN SECURITIES. The Fund may invest up to 10% of its net assets in foreign securities that are primarily traded outside the United States. This limitation does not include ADRs. Foreign securities may involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers, including the following:

         *Foreign securities may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to foreign securities and changes in exchange control regulations (i.e., currency blockage). A decline in the exchange rate of the foreign currency in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security in U.S. dollars.

         *Brokerage commissions, custodial services and other costs relating to investment in foreign securities markets generally are more expensive than in the U.S.

         *Clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures may be unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

         *Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a comparable U.S. issuer.

         *There is generally less government regulation of foreign markets, companies and securities dealers than in the U.S.

         *Foreign securities markets may have substantially less volume than U.S. securities markets, and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers.

         *Foreign securities may trade on days when the Fund does not sell shares. As a result, the value of the Fund's portfolio securities may change on days an investor may not be able to purchase or redeem Fund shares.

         *With respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of the Fund, and political or social instability or diplomatic developments that could affect investments in those countries.

FUTURES AND OPTIONS ON FUTURES CONTRACTS. Although the Fund has no current intention of doing so, the Fund may, with Board authorization, engage in futures and options on futures transactions in accordance with its investment objective and policies.

Futures contracts are standardized contracts that provide for the sale or purchase of a specified financial instrument at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. In addition to incurring fees in connection with futures and options, an investor is required to maintain margin deposits. At the time of entering into a futures transaction or writing an option, an investor is required to deposit a specified amount of cash or eligible securities called "initial margin." Subsequent payments, called "variation margin," are made on a daily basis as the market price of the futures contract or option fluctuates.

The Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, for bona fide hedging purposes, including to hedge against changes in interest rates, securities prices, or to the extent the Fund invests in foreign securities, currency exchange rates, or in order to pursue risk management or speculative strategies, including gaining efficient exposure to markets and minimizing transaction costs. The Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Fund may not purchase or sell futures contracts, options on futures contracts or options on currencies traded on a CFTC-regulated exchange for speculative (i.e., non-hedging) purposes if the aggregated initial margin and premiums required to establish such positions would exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on any such contracts it has entered into.

Futures contracts and options on futures contracts present substantial risks, including the following:

     - While the Fund may benefit from the use of futures and related options, unanticipated market events may result in poorer overall performance than if the Fund had not entered into any futures or related options transactions.

     - Because perfect correlation between a futures position and a portfolio position that the Fund intends to hedge is impossible to achieve, a hedge may not work as intended, and the Fund may thus be exposed to additional risk of loss.

     - The loss that the Fund may incur in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.

     - Futures markets are highly volatile, and the use of futures may increase the volatility of the Fund's net asset value.

     - As a result of the low margin deposits normally required in futures and options on futures trading, a relatively small price movement in a contract may result in substantial losses to the Fund.

     - Futures contracts and related options may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

     - The counterparty to an OTC contract may fail to perform its obligations under the contract.

SECURITIES LENDING. The Fund may lend portfolio securities to registered broker-dealers. These loans may not exceed 30% of the Fund's total assets. Securities loans will be collateralized by cash or marketable securities issued or guaranteed by the U.S. Government or its agencies ("U.S. Government securities") or other permissible means at least equal to the market value of the loaned securities. The Fund may pay a part of the interest received with respect to the investment of collateral to a borrower and/or a third party that is not affiliated with the Fund and is acting as a "placing broker." No fee will be paid to persons affiliated with the Fund. By lending portfolio securities, the Fund can increase income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in permissible investments, such as U.S. Government securities, or obtaining yield in the form of interest paid by the borrower when U.S. Government securities or other forms of non-cash collateral are received. Lending portfolio securities could result in a loss or delay in recovering a Fund's securities if the borrower defaults.

STOCK INDEX FUTURES. The Fund may, with Board authorization, may seek to reduce the volatility in its portfolio through the use of stock index futures contracts. A stock index futures contract is an agreement pursuant to which two parties agree, one to receive and the other to pay, on a specified date an amount of cash equal to a specified dollar amount -- established by an exchange or board of trade -- times the difference between the value of the index at the close of the last trading day of the contract and the price at which the futures contract is originally written. The purchaser pays no consideration at the time the contract is entered into; the purchase only pays the good faith deposit described below.

The market value of a stock index futures contract is based primarily on the value of the underlying index. Changes in the value of the index will cause roughly corresponding changes in the market price of the futures contract. If a stock index is established that is made up of securities whose market characteristics closely parallel the market characteristics of the securities in the Fund, then the market value of a futures contract on that index should fluctuate in a way closely resembling the market fluctuation of the portfolio. Thus, if the Fund sells futures contracts, a decline in the market value of the portfolio will be offset by an increase in the value of the short futures position to the extent of the hedge (i.e., the size of the futures position). Conversely, when the Fund has cash available (for example, through substantial sales of shares) and wishes to invest the cash in anticipation of a rising market, the Fund could rapidly hedge against the expected market increase by buying futures contracts to offset the cash position and thus cushion the adverse effect of attempting to buy individual securities in a rising market.

Stock Index Futures Contracts are subject to the same risks as other futures contracts discussed above under "Futures Contracts and Options on Futures Contracts." To date, we have not entered into any stock futures contracts and have no present intent to do so.

ILLIQUID SECURITIES. The Fund may invest up to 15% of its net assets in illiquid securities that cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

     -   Domestic and foreign securities that are not readily marketable.

     - Repurchase agreements and time deposits with a notice or demand period of more than seven days.

     - Certain restricted securities, unless the Board determines, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("144A Securities") and is liquid.

144A Securities may be resold to a qualified institutional buyer without registration and without regard to whether the seller originally purchased the security for investment. Investing in 144A securities may decrease the liquidity of the Fund's portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

INVESTMENT COMPANIES. The Fund may invest in securities of other investment companies subject to limitations prescribed by the Act. These limitations include a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. The Fund indirectly will bear its proportionate share of any management fees and other expenses paid by the investment companies in which it invests. Such investment companies will generally be money market funds or have investment objectives, policies and restrictions substantially similar to those of the Fund and will be subject to substantially the same risks.

The Fund may, consistent with its investment policies, invest in investment companies established to accumulate and hold a portfolio of securities that is intended to track the price performance and dividend yield of a well-known securities index. The Fund may use such investment company securities for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of the securities of such an investment company may not perfectly parallel the price movement of the underlying index.

LISTED OPTIONS ON SECURITIES. The Fund may purchase and write national securities exchange-listed put and call options on equity securities. A "call option" is a contract sold for a price (the "premium") giving its holder the right to buy a specific number of shares of securities at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. The Fund may write covered call options that are traded on a national securities exchange with respect to securities in its portfolio in an attempt to increase its income and to provide greater flexibility in the disposition of its portfolio securities. During the period of the option, the Fund forgoes the opportunity to profit from any increase in the market price of the underlying security above the exercise price of the option (to the extent that the increase exceeds its net premium). The Fund may also enter into "closing purchase transactions" in order to terminate its obligation to deliver the underlying security. This may result in a short-term gain or loss. A closing purchase transaction is the purchase of a call option (at a cost which may be more or less than the premium received for writing the original call option) on the same security, with the same exercise price and call period as the option previously written. If the Fund is unable to enter into a closing purchase transaction, it may be required to hold a security that it might otherwise have sold to protect against depreciation. The Fund does not intend to write covered call options with respect to securities with an aggregate market value of more than 5% of its gross assets at the time an option is written.

A "put option" gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by the Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. Writing listed put options may be a useful portfolio investment strategy when the Fund has cash or other reserves available for investment as a result of sales of Fund shares or when the investment manager believes a more defensive and less fully invested position is desirable in light of market conditions. The Fund will not purchase an option if, as a result of such purchase, more than 10% of its total assets would be invested in premiums for such options. The Fund may write covered put options to the extent that cover for such options does not exceed 15% of the Fund's assets and the covered call options have an aggregate market value of less than 25% of the Fund's net assets.

The purchase and writing of options is a highly specialized activity that involves special investment risks. The Fund may use options for hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). If the investment manager is incorrect in its expectation of changes in market prices or determination of the correlation between the securities on which options are based and the Fund's portfolio securities, the Fund may incur losses. The use of options can also increase the Fund's transaction costs.

PREFERRED STOCK, WARRANTS AND RIGHTS. The Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earnings and assets before common stockholders, but after bond holders and other creditors. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock. Investments in preferred stock present stock present market and liquidity risks. The value of a preferred stock may be highly sensitive to the economic condition of the issuer, and markets for preferred stock may be less liquid than the market for the issuer's common stock.

Warrants are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant. Rights represent a privilege offered to holders of record of issued securities to subscribe (usually on a pro rata basis) for additional securities of the same class, of a different class or of a different issuer. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. The value of a warrant or right may not necessarily change with the value of the underlying securities. Warrants and rights cease to have value if they are not exercised prior to their expiration date. Investments in warrants and rights are thus speculative, and may result in a total loss of the money invested.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with respect to a security. A repurchase agreement is a transaction by which the purchaser acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed upon price on an agreed upon date. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. In this type of transaction, the securities purchased by the Fund have a total value in excess of the value of the repurchase agreement. The Fund requires at all times that the repurchase agreement be collateralized by cash or U.S. Government securities having a value equal to, or in excess of, the value of the repurchase agreement. Such agreements permit the Fund to keep all of its assets at work while retaining flexibility in pursuit of investments of a longer term nature.

The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of the Fund and are therefore subject to sale by the trustee in bankruptcy. Even though the repurchase agreements may have maturities of seven days or less, they may lack liquidity, especially if the issuer encounters financial difficulties. The Fund intends to limit repurchase agreements to transactions with dealers and financial institutions believed by Fund management to present minimal credit risks. The Fund will monitor the creditworthiness of the repurchase agreement sellers on an ongoing basis.

SHORT SALES. The Fund may make short sales of securities or maintain a short position, provided that at all times when a short position is opened the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short. The Fund does not intend to have more than 5% of its net assets (determined at the time of the short sale) subject to short sales.

TEMPORARY DEFENSIVE INVESTMENTS. As described in the Prospectus, the Fund is authorized to invest temporarily a substantial amount, or even all, of its assets in various short-term fixed-income securities to take a defensive position.

 These securities include:

     - Obligations of the U.S. Government and its agencies and instrumentalities. U.S. Government obligations are debt securities issued or guaranteed as to principal or interest by the U.S. Treasury. These securities include Treasury bills, notes and bonds.

     - Commercial paper. Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in bearer form with maturities generally not exceeding nine months. Commercial paper obligations may include variable amount master demand notes.

     - Bank certificates of deposit and time deposits. Certificates of deposit are certificates issued against funds deposited in a bank or a savings and loan. They are issued for a definite period of time and earn a specified rate of return.

     - Bankers' acceptances. Bankers' acceptances are short-term credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer. These instruments reflect the obligations both of the bank and of the drawer to pay the face amount of the instrument upon maturity. They are primarily used to finance the import, export, transfer or storage of goods. They are "accepted" when a bank guarantees their payment at maturity.

     - Repurchase agreements. As described above, repurchase agreements are arrangements involving the purchase of an obligation by a portfolio and the simultaneous agreement to resell the same obligation on demand or at a specified future date and at an agreed upon price.

                                       3.
                             MANAGEMENT OF THE FUND

The Fund's Board of Trustees is responsible for the management of the business and affairs of the Fund.

The following Trustee is the managing partner of Lord, Abbett & Co. ("Lord Abbett"), 90 Hudson Street, Jersey City, New Jersey 07302-3973. He has been associated with Lord Abbett for over five years and is also an officer, director, or trustee of thirteen other Lord Abbett-sponsored funds.

*ROBERT S. DOW, CHAIRMAN AND PRESIDENT.  Age 56.
* Mr. Dow is an "interested person" as defined in the Act.

The following outside Trustees are also directors or trustees of thirteen other Lord Abbett-sponsored funds referred to above.

E. THAYER BIGELOW, TRUSTEE
Bigelow Media, LLC
717 Fifth Avenue, 26th Floor
New York, New York

Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 - 2000). Acting Chief Executive Officer of Courtroom Television Network (1997 - 1998). President and Chief Executive Officer of Time Warner Cable Programming, Inc. (1991 - 1997). Currently serves as a director of Crane Co. and Huttig Building Products Inc. Age 60.

WILLIAM H.T. BUSH, TRUSTEE
Bush-O'Donnell & Co., Inc.
101 South Hanley Road, Suite 1025
St. Louis, Missouri

Co-founder and Chairman of the Board of the financial advisory firm of Bush-O'Donnell & Company (since 1986). Currently serves as director of Rightchoice Managed Care, Inc., Mississippi Valley Bancorp, DT Industries Inc., and Engineered Support Systems, Inc. Age 63.

ROBERT B. CALHOUN, JR., TRUSTEE
Monitor Clipper Partners
Two Canal Park
Cambridge, Massachusetts

Managing Director of Monitor Clipper Partners (since 1997) and President of Clipper Asset Management Corp., both private equity investment funds (since
1991). Currently serves as director of Avondale, Inc., and Interstate Bakeries Corp. Age 59.

STEWART S. DIXON, TRUSTEE
Wildman, Harrold, Allen & Dixon
225 W. Wacker Drive, Suite 2800
Chicago, Illinois

Partner in the law firm of Wildman, Harrold, Allen & Dixon (since 1967). Age 70.

FRANKLIN W. HOBBS, TRUSTEE
UBS Warburg
299 Park Avenue
New York, New York

Chairman of Warburg Dillon Read (1999-2000); Global Head of Corporate Finance of SBC Warburg Dillon Read (1997-1999); Chief Executive Officer of Dillon, Read & Co. (1994-1997). Age 54.

C. ALAN MACDONALD, TRUSTEE
415 Round Hill Road
Greenwich, Connecticut

Retired - Special Projects Consulting (since 1992). Formerly officer of Stouffers/Nestle (1995 - 1991) Chief Executive Officer & President of Nestle Foods (1983 - 1991). Currently serves as director of Fountainhead Water Company, Careside, Inc., Lincoln Snacks, J.B. Williams Co., Inc. and Seix Fund, Inc. Seix Fund, Inc. is a registered investment company that is advised by Seix Investment Advisors Inc. Seix Investment Advisors Inc.'s Chairman, CEO, and Chief Investment Officer is married to Robert Dow, the Fund's Chairman and President and Managing Partner of Lord Abbett. Age 68.

THOMAS J. NEFF, TRUSTEE
Spencer Stuart, U.S.
277 Park Avenue
New York, New York

Chairman of Spencer Stuart U.S., an executive search consulting firm (since
1976). Currently serves as director of Ace, Ltd. and Exult, Inc. Age 64.

COMPENSATION DISCLOSURE

The following table summarizes the compensation for each of the Trustees for the Fund and for all Lord Abbett-sponsored funds.

The second column of the following table sets forth the compensation accrued by the Fund for outside Directors. The third column sets forth information with respect to the benefits accrued by all Lord Abbett-sponsored funds for outside directors/trustees under the Funds' retirement plans, which were terminated effective October 31, 2000. The fourth column sets forth the total compensation paid by all Lord Abbett-sponsored funds to the outside directors/trustees, and amounts payable but deferred at the option of the director/trustee, but does not include amounts accrued under the third column. No director/trustee of the funds associated with Lord Abbett and no officer of the funds received any compensation from the funds for acting as a director/trustee or officer.

(1)                        (2)                       (3)                        (4)
                                                     FOR YEAR ENDED
                                                     OCTOBER 31, 2001
                           FOR THE FISCAL            EQUITY-BASED               FOR YEAR ENDED
                           PERIOD ENDED              RETIREMENT BENEFITS        DECEMBER 31, 2000
                           JULY 31, 2001             ACCRUED BY THE             TOTAL COMPENSATION
                           AGGREGATE                 FUND AND THIRTEEN          PAID BY THE FUND AND
                           COMPENSATION              OTHER LORD                 THIRTEEN OTHER LORD
                           ACCRUED BY                ABBETT-SPONSORED           ABBETT-SPONSORED
NAME OF DIRECTOR           THE FUND(1)               FUNDS                      FUNDS(2)
----------------           ------------------        ----------------------     ----------------------
E. Thayer Bigelow          $0                        $27,000                    $60,000
William H. T. Bush         $0                        $27,000                    $60,500
Robert B. Calhoun, Jr.     $0                        $27,000                    $61,500
Stewart S. Dixon           $0                        $27,000                    $62,900
Franklin W. Hobbs*         $0                        $22,222                    None
C. Alan MacDonald          $0                        $27,000                    $59,500
Thomas J. Neff             $0                        $27,000                    $61,200

 *Elected effective December 14, 2000.

1. Outside directors'/trustees' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. A portion of the fee payable by the Fund to its outside directors/trustees may be deferred at the option of a director/trustee under an equity-based plan (the "equity-based plan") that deems the deferred amounts to be invested in shares of the fund for later distribution to the directors/trustees. Effective November 1, 2000, each director/trustee began receiving an additional annual $25,000 retainer, the full amount of which must be deferred under the equity-based plan. The amounts ultimately received by the directors/trustees under the equity-based plan will be directly linked to the investment performance of the funds. Since the Fund is new, no compensation has yet been paid to its Trustees.

2. The fourth column shows aggregate compensation, including directors'/trustees' fees and attendance fees for board and committee meetings, of a nature referred to in footnote one, accrued by the Lord Abbett-sponsored funds during the year ended December 31, 2000, including fees directors/trustees have chosen to defer, but does not include amounts accrued under the equity-based plans and shown in Column 3.



Except where indicated, the following executive officers of the Fund have been associated with Lord Abbett for over five years. Of the following, Ms. Binstock, Messrs. Carper, Hilstad, Hudson, Morris, and Salzmann are partners of Lord Abbett; the others are employees. None have received compensation from the Fund.

EXECUTIVE VICE PRESIDENTS

Robert G. Morris, age 56;

Michael T. Smith, age 37, (with Lord Abbett since 1997, formerly Equity Analyst at Capital Management Associates from 1994 to 1997);

VICE PRESIDENTS

Paul A. Hilstad, age 58, Vice President and Secretary;

Joan A. Binstock, age 47 (with Lord Abbett since 1999, formerly Chief Operating Officer of Morgan Grenfell from 1996 to 1999, prior thereto Principal of Ernst & Young LLP);

Daniel E. Carper, age 49;

W. Thomas Hudson, age 59;

Lawrence H. Kaplan, age 44 (with Lord Abbett since 1997 - formerly Vice President and Chief Counsel of Salomon Brothers Asset Management Inc. from 1995 to 1997);

A. Edward Oberhaus III, age 41;

Tracie E. Richter, age 33 (with Lord Abbett since 1999, formerly Vice President
- Head of Fund Administration of Morgan Grenfell from 1998 to 1999, prior thereto Vice President of Bankers Trust);

Eli M. Salzmann, age 37 (with Lord Abbett since 1997, formerly a Portfolio Manager, Analyst at Mutual of America Capital Corp. from 1991 to 1997, prior thereto Vice President of Mitchell Hutchins Asset Management);

Christina T. Simmons, age 43 (with Lord Abbett since 1999, formerly Assistant General Counsel of Prudential Investments from 1998 to 1999, prior thereto Counsel of Drinker, Biddle & Reath LLP, a law firm, from 1985 to 1998);

TREASURER
Francie W. Tai, age 36 (with Lord Abbett since 2000, formerly Manager of Goldman Sachs from 1997 to 2000, prior thereto Assistant Vice President of Bankers Trust from 1994 to 1997);

CODE OF ETHICS
The directors, trustees and officers of Lord Abbett-sponsored funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Fund's Code of Ethics that comply, in substance, with each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code requires, with limited exceptions, that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security 7 days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such security, prohibiting profiting on trades of the same security within 60 days and trading on material and non-public information. The Code imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored fund to the extent contemplated by the recommendations of the Advisory Group.

                                       4.
               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of November 12, 2001, our officers and Trustees, as a group, owned less than 1% of the Fund's outstanding shares. As of November 12, 2001, other than Lord Abbett Distributor and other institutional broker-dealers for the benefit of their clients the following record holders held 5% or more of each class of the Fund's outstanding shares:

Susan Lynch                     Class A shares - 6.30%
8 Bayberry Lane
Greenwich, CT  06831

                                       5.
                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT MANAGER
As described under "Management" in the Prospectus, Lord Abbett is the Fund's investment manager. Of the general partners of Lord Abbett, the following are officers and/or trustees of the Fund: Joan A. Binstock, Daniel E. Carper, Robert
S. Dow, Paul A. Hilstad, Lawrence H. Kaplan and Robert G. Morris. The other general partners are: Zane E. Brown, John E. Erard, Robert P. Fetch, Daria L. Foster, Michael A. Grant, Robert I. Gerber, W. Thomas Hudson, Stephen J. McGruder, Robert J. Noelke, R. Mark Pennington, Eli Salzmann, Douglas B. Sieg, Christopher J. Towle, Edward von der Linde and Marion Zapolin. The address of each partner is 90 Hudson Street, Jersey City, New Jersey 07302-3973.

Under the Management Agreement, the Fund pays Lord Abbett a monthly fee, based on average daily net assets for each month, at an annual rate of 0.75%. This fee is allocated among the classes of the Fund based on the Fund's average daily net assets. Lord Abbett was entitled to a management fee of $1,176 for the period ended July 31, 2001. Lord Abbett waived all of its management fee for the period.

The Fund pays all expenses not expressly assumed by Lord Abbett, including, without limitation, 12b-1 expenses, outside trustees' fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of preparing, printing and mailing stock certificates and shareholder reports, expenses of registering our shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses to existing shareholders, insurance premiums, brokerage and other expenses connected with executing portfolio transactions.

Although not obligated to do so, Lord Abbett may waive all or a part of its management fees and/or may assume other expenses of the Fund.

PRINCIPAL UNDERWRITER
Lord Abbett Distributor, a New York limited liability company and a subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, New Jersey 07302-3973, serves as the principal underwriter for the Fund.

CUSTODIAN
The Bank of New York ("BNY"), 1 Wall Street, New York, New York, 10286, is the Fund's custodian. The Fund is in the process of changing custodians and anticipates that on, or about, December 18, 2001, State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri, will begin to serve as the Fund's custodian. The custodian may appoint domestic and foreign sub-custodians from time to time to hold certain securities purchased by the Fund in foreign countries and to hold cash and currencies for the Fund. In accordance with the requirements of Rule 17f-5, the Fund's Board has approved arrangements permitting the Fund's foreign assets not held by the custodian or its foreign branches to be held by certain qualified foreign banks and depositories.

TRANSFER AGENT
UMB, N.A., 928 Grand Blvd., Kansas City, Missouri, 64106, acts as the transfer agent and dividend disbursing agent for the Fund.

INDEPENDENT AUDITORS
Deloitte & Touche LLP, Two World Financial Center, New York, New York, 10281, are the independent auditors of the Fund and must be approved at least annually by the Fund's Board of Trustees to continue in such capacity. Deloitte & Touche LLP perform audit services for the Fund, including the examination of financial statements included in the Fund's Annual Report to Shareholders.

                                       6.
                    BROKERAGE ALLOCATIONS AND OTHER PRACTICES

The Fund's policy is to obtain best execution on all our portfolio transactions, which means that it seeks to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction, including brokerage commissions and dealer markups and markdowns and taking into account the full range and quality of the brokers' services. Consistent with obtaining best execution, the Fund generally pays, as described below, a higher commission than some brokers might charge on the same transaction. Our policy with respect to best execution governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, we may, if considered advantageous, make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

Broker-dealers are selected on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are employees of Lord Abbett. These traders do the trading as well for other accounts -- investment companies and other investment clients -- managed by Lord Abbett. They are responsible for obtaining best execution.

We pay a commission rate that we believe is appropriate to give maximum assurance that our brokers will provide us, on a continuing basis, the highest level of brokerage services available. While we do not always seek the lowest possible commissions on particular trades, we believe that our commission rates are in line with the rates that many other institutions pay. Our traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transactions in recognition of the value of the services performed by the executing brokers, viewed in terms of either the particular transaction or the overall responsibilities of Lord Abbett with respect to us and the other accounts they manage. Such services include showing us trading opportunities including blocks, a willingness and ability to take positions in securities, knowledge of a particular security or market proven ability to handle a particular type of trade, confidential treatment, promptness and reliability.

Some of these brokers also provide research services at least some of which are useful to Lord Abbett in their overall responsibilities with respect to us and the other accounts they manage. Research includes the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts and trading equipment and computer software packages, acquired from third-party suppliers, that enable Lord Abbett to access various information bases. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the Fund. Conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the Fund, and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. We have been advised by Lord Abbett that research services received from brokers cannot be allocated to any particular account, are not a substitute for Lord Abbett's services but are supplemental to their own research effort and, when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be materially increased if it attempted to generate such additional information through its own staff and purchased such equipment and software packages directly from the suppliers.

No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Lord Abbett-sponsored funds to purchase or sell portfolio securities.

When in Lord Abbett's opinion, two or more broker-dealers (either directly or through their correspondent clearing agents) are in a position to obtain the best price and execution, preference may be given to brokers who have sold shares of the Fund and/or shares of other Lord Abbett-sponsored funds, or who have provided investment research, statistical, or other related services to the Fund.

If other clients of Lord Abbett buy or sell the same security at the same time as a Lord Abbett-sponsored fund does, transactions will, to the extent practicable, be allocated among all participating accounts in proportion to the amount of each order and will be executed daily until filled so that each account shares the average price and commission cost of each day. Other clients who direct that their brokerage business be placed with specific brokers or who invest through wrap accounts introduced to Lord Abbett by certain brokers may not participate with a Lord Abbett-sponsored fund in the buying and selling of the same securities as described above. If these clients wish to buy or sell the same security as a Lord Abbett-sponsored fund does, they may have their transactions executed at times different from our transactions and thus may not receive the same price or incur the same commission cost as a Lord Abbett-sponsored fund does.

During the period ending July 31, 2001, the Fund paid total brokerage commissions of $4,120 to independent broker-dealers.

                                       7.
                       CAPITAL STOCK AND OTHER SECURITIES

CLASSES OF SHARES. The Fund offers investors different classes of shares in this Statement of Additional Information. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices. Investors should read this section carefully to determine which class represents the best investment option for their particular situation.

All classes of shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights. Additional classes, series, or funds may be added in the future. The Act requires that where more than one class, series, or fund exists, each class, series, or fund must be preferred over all other classes, series, or funds in respect of assets specifically allocated to such class, series, or fund.

Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as a fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless the interests of each class, series, or fund in the matter are substantially identical or the matter does not affect any interest of such class, series, or fund. However, the Rule exempts the selection of independent public accountants, the approval of a contract with a principal underwriter and the election of trustees from the separate voting requirements.

The Fund's By-Laws provide that the Fund shall not hold an annual meeting of stockholders in any year unless one or more matters are required to be acted on by stockholders under the Act, or unless called by a majority of the Board of Trustees or by stockholders holding at least one quarter of the stock of the Fund's outstanding shares and entitled to vote at the meeting. When any such annual meeting is held, the stockholders will elect directors.

CLASS A SHARES. If you buy Class A shares, you pay an initial sales charge on investments of less than $1 million or on investments for Retirement and Benefit Plans with less than 100 eligible employees or on investments that do not qualify under the other categories listed under Net Asset Value Purchases of Class A shares. If you purchase Class A shares as part of an investment of at least $1 million (or for certain Retirement and Benefit Plans in shares of one or more Lord Abbett-sponsored funds, you will not pay an initial sales charge, but, subject to certain exceptions, if you redeem any of those shares within 24 months after the month in which you buy them, you may pay to the Fund a contingent deferred sales charge ("CDSC") of 1%.

CLASS B SHARES. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the sixth anniversary of buying them, you will normally pay a CDSC to Lord Abbett Distributor. That CDSC varies depending on how long you own shares. Class B shares are subject to service and distribution fees at an annual rate of 1% of the average daily net asset value of the Class B shares. The CDSC and the Rule 12b-1 plan applicable to the Class B shares are described in the Fund's prospectus.

CONVERSION OF CLASS B SHARES. The conversion of Class B shares on the eighth anniversary of their purchase is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder.

CLASS C SHARES. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the first anniversary of buying them, you will normally pay the Fund a CDSC of 1%. Class C shares are subject to service and distribution fees at an annual rate of 1% of the average daily net asset value of the Class C shares. The CDSC and the Rule 12b-1 plan applicable to the Class C shares are described in the Fund's prospectus.

CLASS P SHARES. If you buy Class P shares, you pay no sales charge at the time of purchase, and if you redeem your shares you pay no CDSC. Class P shares are subject to service and distribution fees at an annual rate of .45 of 1% of the average daily net asset value of the Class P shares. The Rule 12b-1 plan, applicable to the Class P shares, is described in the Fund's prospectus. Class P shares are available to a limited number of investors.

RULE 12b-1 PLANS
CLASS A, B, C, AND P. As described in the Prospectus, the Fund has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 of the Act for each of the four Fund classes: the "A Plan," the "B Plan," the "C Plan," and the "P Plan," respectively. In adopting each Plan and in approving its continuance, the Board of Trustees has concluded that there is a reasonable likelihood that each Plan will benefit its respective class and such class's shareholders. The expected benefits include greater sales and lower redemptions of class shares, which should allow each class to maintain a consistent cash flow, and a higher quality of service to shareholders by authorized institutions than would otherwise be the case. Lord Abbett uses amounts received under each Plan as described in the Prospectus and for payments to dealers for (i) providing continuous services to shareholders, such as answering shareholder inquiries, maintaining records, and assisting shareholders in making redemptions, transfers, additional purchases and exchanges and (ii) their assistance in distributing shares of the Fund.

Each Plan requires the Board of Trustees to review, on a quarterly basis, written reports of all amounts expended pursuant to the Plan and the purposes for which such expenditures were made. Each Plan shall continue in effect only if its continuance is specifically approved at least annually by vote of the Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("outside trustees"), cast in person at a meeting called for the purpose of voting on the Plan. No Plan may be amended to increase materially above the limits set forth therein the amount spent for distribution expenses thereunder without approval by a majority of the outstanding voting securities of the applicable class and the approval of a majority of the Trustees, including a majority of the outside Trustees. Each Plan may be terminated at any time by vote of a majority of the outside Trustees or by vote of a majority of its class's outstanding voting securities.

CONTINGENT DEFERRED SALES CHARGES. A Contingent Deferred Sales Charge ("CDSC") applies upon early redemption of shares regardless of class, and (i) will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price and (ii) will not be imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions) and upon early redemption of shares. In the case of Class A shares, this increase is represented by shares having an aggregate dollar value in your account. In the case of Class B and Class C shares, this increase is represented by that percentage of each share redeemed where the net asset value exceeded the initial purchase price.

CLASS A SHARES. As stated in the Prospectus, subject to certain exceptions, a CDSC of 1% is imposed with respect to those Class A shares (or Class A shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) on which a Fund has paid the one-time distribution fee of 1% if such shares are redeemed out of the Lord Abbett-sponsored fund within a period of 24 months from the end of the month in which the original sale occurred.

CLASS B SHARES. As stated in the Prospectus, subject to certain exceptions, if Class B shares (or Class B shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) are redeemed out of the Lord Abbett-sponsored funds for cash before the sixth anniversary of their purchase, a CDSC will be deducted from the redemption proceeds. The Class B CDSC is paid to Lord Abbett Distributor to reimburse its expenses, in whole or in part, for providing distribution-related services to the Fund in connection with the sale of Class B shares.

To minimize the effects of the CDSC or to determine whether the CDSC applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held on or after the sixth anniversary of their purchase, and (3) shares held the longest before such sixth anniversary.

The amount of the CDSC will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

                                            CONTINGENT DEFERRED SALES CHARGE
ANNIVERSARY OF THE DAY ON                   ON REDEMPTIONS (AS % OF AMOUNT
WHICH THE PURCHASE ORDER WAS ACCEPTED       SUBJECT TO CHARGE)
Before the 1st                              5.0%
On the 1st, before the 2nd                  4.0%
On the 2nd, before the 3rd                  3.0%
On the 3rd, before the 4th                  3.0%
On the 4th, before the 5th                  2.0%
On the 5th, before the 6th                  1.0%
On or after the 6th anniversary             None

In the table, an "anniversary" is the same calendar day in each respective year after the date of purchase. All purchases are considered to have been made on the business day on which the purchase order was accepted.

CLASS C SHARES. As stated in the Prospectus, subject to certain exceptions, if Class C shares are redeemed for cash before the first anniversary of their purchase, the redeeming shareholder normally will be required to pay to the Funds on behalf of Class C shares a CDSC of 1% of the lower of cost or the then net asset value of Class C shares redeemed. If such shares are exchanged into the same class of another Lord Abbett-sponsored fund and subsequently redeemed before the first anniversary of their original purchase, the charge will be collected by the fund of original purchase on behalf of this Fund's Class C shares.

GENERAL. The percentage (1% in the case of Class A and Class C shares and 5% through 1% in the case of Class B shares) used to calculate CDSCs described above for the Class A, Class B and Class C shares is sometimes hereinafter referred to as the "Applicable Percentage."

With respect to Class A shares, a CDSC will not be assessed at the time of certain transactions, including redemptions by participants or beneficiaries from certain Retirement and Benefit Plans and benefit payments under Retirement and Benefit Plans in connection with plan loans, hardship withdrawals, death, retirement or separation from service and for returns of excess contributions to retirement plan sponsors.

With respect to Class A share purchases by Retirement and Benefit Plans made through Financial Intermediaries that have special arrangements with the Fund and/or Lord Abbett Distributor. No CDSC will be assessed at the time of redemptions that continue as investments in another fund participating in the program provided the Plan has not redeemed all, or substantially all, of its assets from the Lord Abbett family of funds. With respect to Class B shares, no CDSC is payable for redemptions (i) in connection with Systematic Withdrawal Plan and Div-Move services as described below under those headings, (ii) in connection with a mandatory distribution under 403(b) plans and IRAs and (iii) in connection with the death of the shareholder. In the case of Class A and Class C shares, the CDSC is received by the Fund and is intended to reimburse all or a portion of the amount paid by the Fund if the shares are redeemed before the Fund has had an opportunity to realize the anticipated benefits of having a long-term shareholder account in the Fund. In the case of Class B shares, the CDSC is received by Lord Abbett Distributor and is intended to reimburse its expenses of providing distribution-related service to the Fund (including recoupment of the commission payments made) in connection with the sale of Class B shares before Lord Abbett Distributor has had an opportunity to realize its anticipated reimbursement by having such a long-term shareholder account subject to the B Plan distribution fee.

In no event will the amount of the CDSC exceed the Applicable Percentage of the lesser of (i) the net asset value of the shares redeemed or (ii) the original cost of such shares (or of the Exchanged Shares for which such shares were acquired). No CDSC will be imposed when the investor redeems (i) shares representing an aggregate dollar amount of your account, in the case of Class A shares, (ii) that percentage of each share redeemed, in the case of Class B and Class C shares, derived from increases in the value of the shares above the total cost of shares being redeemed due to increases in net asset value; (iii) shares with respect to which no Lord Abbett-sponsored fund paid a 12b-1 fee and, in the case of Class B shares, Lord Abbett Distributor paid no sales charge or service fee (including shares acquired through reinvestment of dividend income and capital gains distributions) or (iv) shares that, together with Exchanged Shares, have been held continuously for 24 months from the end of the month in which the original sale occurred (in the case of Class A shares); for six years or more (in the case of Class B shares) and for one year or more (in the case of Class C shares). In determining whether a CDSC is payable, (a) shares not subject to the CDSC will be redeemed before shares subject to the CDSC and (b) of the shares subject to a CDSC, those held the longest will be the first to be redeemed.

WHICH CLASS OF SHARES SHOULD YOU CHOOSE? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors that you should discuss with your financial adviser. The Fund's class-specific expenses and the effect of the different types of sales charges on your investment will affect your investment results over time. The two most important factors are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

In the following discussion, to help provide you and your financial adviser with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in a Fund. We used the sales charge rates that generally apply to Class A, Class B, and Class C, and considered the effect of the higher distribution fees on Class B and Class C expenses (which will affect your investment return). Of course, the actual performance of your investment cannot be predicted and will vary, based on the Fund's actual investment returns, the operating expenses borne by each class of shares and the class of shares you purchase. The factors briefly discussed below are not intended to be investment advice, guidelines or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes.

HOW LONG DO YOU EXPECT TO HOLD YOUR INVESTMENT? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. For example, over time, the reduced sales charges available for larger purchases of Class A shares may offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-specific expenses on Class B or Class C shares for which no initial sales charge is paid. Because of the effect of class-based expenses, your choice should also depend on how much you plan to invest.

INVESTING FOR THE SHORT TERM. If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares. This is because of the effect of the Class B CDSC if you redeem before the sixth anniversary of your purchase, as well as the effect of the Class B distribution fee on the investment return for that class in the short term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the CDSC does not apply to amounts you redeem after holding them one year.

However, if you plan to invest more than $100,000 for the short term, then the more you invest and the more your investment horizon increases toward six years, the more attractive the Class A share option may become. This is because the annual distribution fee on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares. For example, Class A might be more appropriate than Class C for investments of more than $100,000 expected to be held for 5 or 6 years (or more).

For investments over $250,000, that are expected to be held 4 to 6 years (or more), Class A shares may become more appropriate than Class C. If you are investing $500,000 or more, Class A may become more desirable as your investment horizon approaches 3 years or more.

For most investors who invest $1 million or more, Class A shares will generally be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, it may not be suitable for you to place a purchase order for Class B shares of $500,000 or more or a purchase order for Class C shares of $1,000,000 or more. In addition, it may not be suitable for you to place an order for Class B or Class C shares for Retirement and Benefit Plans with at least 100 eligible employees or for purchases for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and that have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases. You should discuss this with your financial advisor.

INVESTING FOR THE LONGER TERM. If you are investing for the longer term (for example, to provide for future college expenses for your child) and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate investment option, if you plan to invest less than $100,000. If you plan to invest more than $100,000 over the long term, Class A shares will likely be more advantageous than Class B shares or Class C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under the Fund's Rights of Accumulation.

Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, and should not be relied on as rigid guidelines.

ARE THERE DIFFERENCES IN ACCOUNT FEATURES THAT MATTER TO YOU? Some account features are available in whole or in part to Class A, Class B and Class C shareholders. Other features (such as Systematic Withdrawal Plans) might not be advisable in non-Retirement and Benefit Plans accounts for Class B shareholders (because of the effect of the CDSC on the entire amount of a withdrawal if it exceeds 12% annually) and in any account for Class C shareholders during the first year of share ownership (due to the CDSC on withdrawals during that year). See "Systematic Withdrawal Plan" under "Services for Fund Investors" in the Prospectus for more information about the 12% annual waiver of the CDSC. You should carefully review how you plan to use your investment account before deciding which class of shares you buy. For example, the dividends payable to Class B and Class C shareholders will be reduced by the expenses borne solely by each of these classes, such as the higher distribution fee to which Class B and Class C shares are subject.

HOW DO PAYMENTS AFFECT MY BROKER? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class than for selling another class. As discussed in more detail below, such compensation is primarily paid at the time of sale in the case of Class A and Class B shares and is paid over time, so long as shares remain outstanding, in the case of Class C shares. It is important that investors understand that the primary purpose of the CDSC for the Class B shares and the distribution fee for Class B and Class C shares is the same as the purpose of the front-end sales charge on sales of Class A shares: to compensate brokers and other persons selling such shares. The CDSC, if payable, supplements the Class B distribution fee and reduces the Class C distribution fee expenses for the Fund and Class C shareholders.

                                       8.
                       PURCHASES, REDEMPTIONS AND PRICING

Information concerning how we value our shares for the purchase and redemption of our shares is contained in the Prospectus under "Purchases" and "Redemptions," respectively.

Under normal circumstances, we calculate our net asset value as of the close of the New York Stock Exchange ("NYSE") on each day that the NYSE is open for trading by dividing our total net assets by the number of shares outstanding at the time of calculation. The NYSE is closed on Saturdays and Sundays and the following holidays -- New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The Fund values its portfolio securities at market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on any national securities exchange are valued at the last sales price, or, if there is no sale on that day, at the mean between the last bid and asked price, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Fund's officers, that market more accurately reflects the market value of the bonds. Over-the-counter securities, not traded on the NASDAQ National Market System, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board of Trustees.

For each class of shares, the net asset value will be determined by taking the net assets and dividing by the number of shares outstanding.

NET ASSET VALUE PURCHASE OF CLASS A SHARES. As stated in the Prospectus, our Class A shares may be purchased at net asset value under the following circumstances: a) purchases of $1 million or more, b) purchases by Retirement and Benefit Plans with at least 100 eligible employees, c) purchases for Retirement and Benefit Plans made though Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and that have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases, d) purchases made with dividends and distributions on Class A shares of another Eligible Fund, e) purchases representing repayment under the loan feature of the Lord Abbett-sponsored prototype 403(b) Plan for Class A shares f) purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor, g) purchases made by or on behalf of Financial Intermediaries for clients that pay the Intermediaries fees for services that include investment advisory or management services, provided that the Financial Intermediaries or their trading agents have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases, g) purchases by trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for the employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor, h) purchases by each Lord Abbett-sponsored fund's Directors or Trustees, officers of each Lord Abbett-sponsored fund, employees and partners of Lord Abbett (including retired persons who formerly held such positions and family members of such purchasers), or i) purchases through an omnibus account of a dealer that features ten or fewer preferred mutual fund families, including the Lord Abbett family of funds, within 30 days of, and with the proceeds from, a redemption through the same dealer's omnibus account of shares of a mutual fund that were originally purchased subject to a sales charge.

Our Class A shares also may be purchased at net asset value i) by employees, partners and owners of unaffiliated consultants and advisors to Lord Abbett, Lord Abbett Distributor or Lord Abbett-sponsored funds who consent to such purchase if such persons provide service to Lord Abbett, Lord Abbett Distributor or such funds on a continuing basis and are familiar with such funds, ii) in connection with a merger, acquisition or other reorganization, iii) employees of our shareholder servicing agent, or iv) by the trustee or custodian under any pension or profit-sharing plan or Payroll Deduction IRA established for the benefit of our directors, trustees, employees of Lord Abbett, or employees of our shareholder service agents and employees of any securities dealer having a sales agreement with Lord Abbett. Shares are offered at net asset value to these investors for the purpose of promoting goodwill with employees and others with whom Lord Abbett Distributor and/or the Fund has business relationship.

The maximum offering price of Class A shares of the Fund on July 31, 2001 was computed as follows:


                                            CLASS A
Net asset value per share (net assets
Divided by shares outstanding)              $10.45

Maximum offering price per share
(net asset value divided by .9425)          $11.09

EXCHANGES. The Prospectus briefly describes the Telephone Exchange Privilege. You may exchange some or all of your shares of any class for those in the same class of: (i) Lord Abbett-sponsored funds currently offered to the public with a sales charge (front-end, back-end or level), (ii) Lord Abbett U.S. Government Securities Money Market Fund, Inc. ("GSMMF"), or (iii) any authorized institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus account and other criteria, hereinafter referred to as an "authorized money market fund" or

"AMMF," to the extent offers and sales may be made in your state. You should read the prospectus of the other fund before exchanging. In establishing a new account by exchange, shares of the fund being exchanged must have a value equal to at least the minimum initial investment required for the other fund into which the exchange is made.

Shareholders in other Lord Abbett-sponsored funds and AMMF have the same right to exchange their shares for the corresponding class of the Fund's shares. Exchanges are based on relative net asset values on the day instructions are received by the Fund in Kansas City if the instructions are received in proper form prior to the close of the NYSE. No sales charges are imposed except in the case of exchanges out of GSMMF or AMMF (unless a sales charge (front-end, back-end or level) was paid on the initial investment in a Lord Abbett-sponsored fund). Exercise of the exchange privilege will be treated as a sale for federal income tax purposes, and, depending on the circumstances, a gain or loss may be recognized. In the case of an exchange of shares that have been held for 90 days or less where no sales charge is payable on the exchange, the original sales charge incurred with respect to the exchanged shares will be taken into account in determining gain or loss on the exchange only to the extent such charge exceeds the sales charge that would have been payable on the acquired shares had they been acquired for cash rather than by exchange. The portion of the original sales charge not so taken into account will increase the basis of the acquired shares.

Shareholders have the exchange privilege unless they refuse it in writing. You should not view the exchange privilege as a means for taking advantage of short-term swings in the market, and we reserve the right to terminate or limit the privilege of any shareholder who makes frequent exchanges. We can revoke or modify the privilege for all shareholders upon 60 days' prior notice.

"Eligible Funds" are AMMF and other Lord Abbett-sponsored funds that are eligible for the exchange privilege, except LASF which offers its shares only in connection with certain variable annuity contracts.

The other funds and series that participate in the Telephone Exchange Privilege [except (a) GSMMF, (b) certain series of Lord Abbett Tax-Free Income Fund and Lord Abbett Tax-Free Income Trust for which a Rule 12b-1 Plan is not yet in effect, and (c) AMMF (collectively, the "Non-12b-1 Funds")] have instituted a CDSC for each class on the same terms and conditions. No CDSC will be charged on an exchange of shares of the same class between Lord Abbett funds or between such funds and AMMF. Upon redemption of shares out of the Lord Abbett -sponsored funds or out of AMMF, the CDSC will be charged on behalf of and paid: (i) to the fund in which the original purchase (subject to a CDSC) occurred, in the case of the Class A and Class C shares and (ii) to Lord Abbett Distributor if the original purchase was subject to a CDSC, in the case of the Class B shares. Thus, if shares of a Lord Abbett fund are exchanged for shares of the same class of another such fund and the shares of the same class tendered ("Exchanged Shares") are subject to a CDSC, the CDSC will carry over to the shares of the same class being acquired, including GSMMF and AMMF ("Acquired Shares"). Any CDSC that is carried over to Acquired Shares is calculated as if the holder of the Acquired Shares had held those shares from the date on which he or she became the holder of the Exchanged Shares. Although the Non-12b-1 Funds will not pay a distribution fee on their own shares, and will, therefore, not impose their own CDSC, the Non-12b-1 Funds will collect the CDSC (a) on behalf of other Lord Abbett funds, in the case of the Class A and Class C shares and (b) on behalf of Lord Abbett Distributor, in the case of the Class B shares. Acquired Shares held in GSMMF and AMMF which are subject to a CDSC will be credited with the time such shares are held in GSMMF, but will not be credited with the time such shares are held in AMMF. Therefore, if your Acquired Shares held in AMMF qualified for no CDSC or a lower Applicable Percentage at the time of exchange into AMMF, that Applicable Percentage will apply to redemptions for cash from AMMF, regardless of the time you have held Acquired Shares in AMMF.

LETTER OF INTENTION. Under the terms of the Letter of Intention as described in the Prospectus you may invest $100,000 or more over a 13-month period in shares of a Lord Abbett-sponsored fund (other than shares of LASF, GSMMF and AMMF, unless holdings in GSMMF and AMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a front-end, back-end or level sales charge). Shares currently owned by you are credited as purchases (at their current offering prices on the date the Letter is signed) toward achieving the stated investment and reduced initial sales charge for Class A shares. Class A shares valued at 5% of the amount of intended purchases are escrowed and may be redeemed to cover the additional sales charge payable if the Letter of Intention is not completed. The Letter of Intention is neither a binding obligation on you to buy, nor on the Fund to sell, the full amount indicated.

RIGHTS OF ACCUMULATION. As stated in the Prospectus, purchasers (as defined in the Prospectus) may accumulate their investment in Lord Abbett-sponsored funds (other than LASF, GSMMF, and AMMF unless holdings in GSMMF or AMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a front-end, back-end or level sales charge) so that a current investment, plus the purchaser's holdings valued at the current maximum offering price, reach a level eligible for a discounted sales charge for Class A shares.

REDEMPTIONS. A redemption order is in proper form when it contains all of the information and documentation required by the order form or supplementally by Lord Abbett Distributor or the Fund to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See the Prospectus for expedited redemption procedures.

The right to redeem and receive payment, as described in the Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission deems an emergency to exist.

Our Board of Trustees may authorize redemption of all of the shares in any account in which there are fewer than 25 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 6 months' prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

DIV-MOVE. Under the Div-Move service described in the Prospectus, you can invest the dividends paid on your account of any class into an existing account of the same class in any other Eligible Fund. The account must either be your account, a joint account for you and your spouse, a single account for your spouse, or a custodial account for your minor child under the age of 21. You should read the prospectus of the other fund before investing.

INVEST-A-MATIC. The Invest-A-Matic method of investing in the Fund and/or any other Eligible Fund is described in the Prospectus. To avail yourself of this method, you must complete the application form, selecting the time and amount of your bank checking account withdrawals and the funds for investment, include a voided, unsigned check and complete the bank authorization.

SYSTEMATIC WITHDRAWAL PLANS. The Systematic Withdrawal Plan ("SWP") also is described in the Prospectus. You may establish a SWP if you own or purchase uncertificated shares having a current offering price value of at least $10,000. Lord Abbett prototype retirement plans have no such minimum. With respect to Class B shares the CDSC will be waived on redemptions of up to 12% per year of the current net asset value of your account at the time the SWP is established. For Class B share redemptions over 12% per year, the CDSC will apply to the entire redemption. Therefore, please contact the Fund for assistance in minimizing the CDSC in this situation. With respect to Class C shares, the CDSC will be waived on and after the first anniversary of their purchase. The SWP involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals. Since the value of shares redeemed may be more or less than their cost, gain or loss may be recognized for income tax purposes on each periodic payment. Normally, you may not make regular investments at the same time you are receiving systematic withdrawal payments because it is not in your interest to pay a sales charge on new investments when in effect a portion of that new investment is soon withdrawn. The minimum investment accepted while a withdrawal plan is in effect is $1,000. The SWP may be terminated by you or by us at any time by written notice.

RETIREMENT PLANS. The Prospectus indicates the types of retirement plans for which Lord Abbett provides forms and explanations. Lord Abbett makes available the retirement plan forms including 401(k) plans and custodial agreements for IRAs (Individual Retirement Accounts, including Traditional, Education, Roth and SIMPLE IRAs and Simplified Employee Pensions), 403(b) plans and qualified pension and profit-sharing plans. The forms name State Street Bank & Trust Company as custodian and contain specific information about the plans excluding 401(k) plans. Explanations of the eligibility requirements, annual custodial fees and allowable tax advantages and penalties are set forth in the relevant plan documents. Adoption of any of these plans should be on the advice of your legal counsel or qualified tax adviser.

                                       9.
                              TAXATION OF THE FUND

The Fund intends to elect and to qualify for the special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986 (the "Code"). If it so qualifies, the Fund will not be liable for U.S. federal income taxes on income and capital gains that the Fund timely distributes to its shareholders. If in any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income will be taxed to the Fund at regular corporate rates. Assuming the Fund does qualify as a regulated investment company, it will be subject to a 4% non-deductible excise tax on certain amounts that are not distributed or treated as having been distributed on a timely basis each calendar year. The Fund intends to distribute to its shareholders each year an amount adequate to avoid the imposition of this excise tax.

The Fund intends to declare and pay as dividends each year substantially all of its net investment income. Dividends paid by the Fund from its ordinary income or net realized short-term capital gains are taxable to you as ordinary income. Dividends paid by the Fund from its net realized long-term capital gains are taxable to you as long-term capital gains, regardless of the length of time you have owned Fund shares. All dividends are taxable to you regardless of whether they are received in cash or reinvested in Fund shares.

Dividends paid by the Fund to corporate shareholders will qualify for the dividends received deduction to the extent they are derived from dividends paid to the Fund by domestic corporations. If you are a corporation, you must have held your Fund shares for more than 45 days to qualify for the dividends received deduction. The dividends received deduction may be limited if you incur indebtedness to acquire Fund shares.

Distributions paid by the Fund that do not constitute dividends because they exceed the Fund's current and accumulated earnings and profits will be treated as a return of capital and reduce the tax basis of your Fund shares. To the extent that such distributions exceed the tax basis of your Fund shares, the excess amounts will be treated as gains from the sale of the shares.

Ordinarily, you are required to take distributions by the Fund into account in the year in which they are made. A distribution declared in October, November, or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed paid by the Fund and received by you on December 31 of that calendar year if the distribution is paid by the Fund in January of the following year. The Fund will send you annual information concerning the tax treatment of dividends and other distributions paid to you by the Fund.

Upon your sale, exchange, or redemption of Fund shares, you will recognize short- or long-term capital gain or loss, depending upon whether your holding period of the Fund shares exceeds one year. However, if your holding period in your Fund shares is six months or less, any capital loss realized from a sale, exchange, or redemption of such shares must be treated as long-term capital loss to the extent of dividends classified as "capital gain dividends" received with respect to such shares. Losses on the sale of Fund shares are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, you acquire shares that are substantially identical.

The maximum tax rates applicable to net capital gains recognized by individuals and other non-corporate taxpayers are currently (i) the same as ordinary income tax rates for capital assets held for one year or less and (ii) 20% for capital assets held for more than one year. Capital gains or losses recognized by corporate shareholders are subject to tax at the ordinary income tax rates applicable to corporations.

Certain investment practices that the Fund may utilize, such as investing in futures, foreign currency, or foreign entities classified as "passive foreign investment companies" for U.S. tax purposes, may affect the character and timing of the recognition of gains and losses by the Fund. Such transactions may in turn affect the amount and character of Fund distributions to you.

The Fund may in some cases be subject to foreign withholding taxes, which would reduce the yield on its investments. It is generally expected that you will not be entitled to claim a federal income tax credit or deduction for foreign income taxes paid by the Fund.

You may be subject to a 30.5% withholding tax on reportable dividends, capital gain distributions, and redemption payments ("backup withholding"). The withholding tax is reduced to 30% for dividends, distributions, and payments that are received for tax purposes after December 31, 2001. Generally, you will be subject to backup withholding if the Fund does not have your certified taxpayer identification number on file, or, to the Fund's knowledge, you have furnished an incorrect number. When establishing an account, you must certify under penalties of perjury that your taxpayer identification number is correct and that you are not otherwise subject to backup withholding.

The tax rules of the various states of the United States and their local jurisdictions with respect to distributions from the Fund can differ from the U.S. federal income tax rules described above. Many states allow you to exclude from your state taxable income the percentage of dividends derived from certain federal obligations, including interest on some federal agency obligations. Certain states, however, may require that a specific percentage of a Fund's income be derived from federal obligations before such dividends may be excluded from state taxable income. The Fund may invest some or all of its assets in such federal obligations. The Fund intends to provide to you on an annual basis information to permit you to determine whether Fund dividends derived from interest on federal obligations may be excluded from state taxable income.

If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply and you should consult your tax adviser for detailed information about the tax consequences to you of owning Fund shares.

The foregoing discussion addresses only the U.S. federal income consequences applicable to U.S. persons (generally, U.S. citizens or residents (including certain former citizens and former long-term residents), domestic corporations or domestic entities taxed as corporations for U.S. tax purposes, estates the income of which is subject to U.S. federal income taxation regardless of its source, and trusts if a court within the United States is able to exercise primary supervision over their administration and at least one U.S. person has the authority to control all substantial decisions of the trusts). The treatment of the owner of an interest in an entity that is a pass-through entity for U.S. tax purposes (e.g., partnerships and disregarded entities) and that owns Fund shares will generally depend upon the status of the owner and the activities of the pass-through entity. If you are not a U.S. person or are the owner of an interest in a pass-through entity that owns Fund shares, you should consult your tax adviser regarding the U.S. and foreign tax consequences of the ownership of Fund shares, including the applicable rate of U.S. withholding tax on dividends representing ordinary income and net short-term capital gains, and the applicability of U.S. gift and estate taxes.

Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of distributions under the federal, state, and local tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, exchange, or redemption of your Fund shares.

                                       10.
                                   UNDERWRITER

Lord Abbett Distributor, a New York limited liability company and subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, New Jersey 07302-3973, serves as the principal underwriter for the Fund. The Fund has entered into a distribution agreement with Lord Abbett Distributor, under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of the Fund, and to make reasonable efforts to sell Fund shares so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained by reasonable efforts.

                                            PERIOD ENDED
                                            JULY 31, 2001
Gross sales charge                          $37,347

Amount allowed to dealers                   $31,409
                                            -------
Net commissions
Received by Lord Abbett                     $ 5,938

                                       11.
                                   PERFORMANCE

The Fund computes the average annual compounded rate of total return for each class during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by adding one to the computed average annual total return, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by one thousand dollars which represents a hypothetical initial investment. The calculation assumes deduction of the maximum sales charge (as described in the next paragraph) from the amount invested and reinvestment of all income dividends and capital gains distributions on the reinvestment dates at prices calculated as stated in the Prospectus. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the average annual total return computation.

In calculating total returns for Class A shares, the current maximum sales charge of 5.75% (as a percentage of the offering price) is deducted from the initial investment (unless the return is shown at net asset value). For Class B shares, the payment of the applicable CDSC (5.0% prior to the first anniversary of purchase, 4.0% prior to the second anniversary of purchase, 3.0% prior to the third and fourth anniversaries of purchase, 2.0% prior to the fifth anniversary of purchase, 1.0% prior to the sixth anniversary of purchase and no CDSC on and after the sixth anniversary of purchase) is applied to the Fund's investment result for that class for the time period shown (unless the total return is shown at net asset value). For Class C shares, the 1.0% CDSC is applied to the Fund's investment result for that class for the time period shown prior to the first anniversary of purchase (unless the total return is shown at net asset value). Total returns also assume that all dividends and capital gains distributions during the period are reinvested at net asset value per share, and that the investment is redeemed at the end of the period.

The Fund may from time to time quote or otherwise use yield and total return information in advertisements, shareholder reports or sales literature. Thirty-day yield and average annual total return values are computed pursuant to formulas specified by the SEC. The Fund may also from time to time quote distribution rates in reports to shareholders and in sales literature. In addition, the Fund may from time to time advertise or describe in sales literature its performance relative to certain averages, performance rankings, indices, or other information prepared by recognized mutual fund statistical services and investments or which reliable performance information is available.

                                       12.
                              FINANCIAL STATEMENTS

The financial statements for the period June 18, 2001 to July 31, 2001 and the report of Deloitte & Touche LLP, independent auditors, on such financial statements contained in the 2001 Annual Report to Shareholders of Lord Abbett Small-Cap Blend Fund are incorporated by reference to such financial statements and report in reliance upon the authority of Deloitte & Touche LLP as experts in auditing and accounting.

LORD ABBETT

STATEMENT OF ADDITIONAL INFORMATION                             DECEMBER 1, 2001


                             LORD ABBETT BLEND TRUST
                        LORD ABBETT SMALL-CAP BLEND FUND
                                 CLASS Y SHARES


This Statement of Additional Information is not a Prospectus. A Prospectus for the Class Y shares may be obtained from your securities dealer or from Lord Abbett Distributor LLC ("Lord Abbett Distributor") at 90 Hudson St., Jersey City, NJ 07302-3973. This Statement of Additional Information relates to, and should be read in conjunction with, the Class Y Share Prospectus for Lord Abbett Small-Cap Blend Fund (the "Fund") dated December 1, 2001.

Shareholder inquiries should be made by directly contacting the Fund or by calling 800-821-5129. The Annual Report to Shareholders is available without charge, upon request by calling that number. In addition, you can make inquiries through your dealer.


           TABLE OF CONTENTS                                              PAGE

           1.     Fund History                                             2
           2.     Investment Policies                                      2
           3.     Management of the Fund                                   8
           4.     Control Persons and Principal Holders of Securities     12
           5.     Investment Advisory and Other Services                  12
           6.     Brokerage Allocations and Other Practices               13
           7.     Capital Stock and Other Securities                      14
           8.     Purchases, Redemptions and Pricing                      15
           9.     Taxation of the Fund                                    16
           10.    Underwriter                                             17
           11.    Performance                                             18
           12.    Financial Statements                                    18

                                       1.
                                  FUND HISTORY

Lord Abbett Blend Trust (the "Trust") was organized as a Delaware Business Trust on May 1, 2001. The Trust has one series, Lord Abbett Small-Cap Blend Fund (the "Fund") which is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Act"). The Fund offers five classes of shares: Class A, Class B, Class C, Class P, and Class Y. Only the Fund's Class Y shares are offered in this Statement of Additional Information.

                                       2.
                               INVESTMENT POLICIES

PRINCIPAL STRATEGY. The Fund invests under normal circumstances at least 80% of its net assets, plus the amount of any borrowings for investment purposes equity securities of small companies. The Fund will provide shareholders with at least 60 days notice of any change in this policy.

FUNDAMENTAL INVESTMENT RESTRICTIONS. The Fund is subject to the following fundamental investment restrictions that cannot be changed without approval of a majority of the Fund's outstanding shares.

The Fund may not:

     (1) borrow money, except that (i) the Fund may borrow from banks (as defined in the Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law;

     (2) pledge its assets (other than to secure borrowings, or to the extent permitted by the Fund's investment policies as permitted by applicable law);

     (3) engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws;

     (4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law;

     (5) buy or sell real estate (except that the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein), or commodities or commodity contracts (except to the extent the Fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts);

     (6) with respect to 75% of its gross assets, buy securities of one issuer representing more than (i) 5% of its gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) 10% of the voting securities of such issuer;

     (7) invest 25% or more of its total assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. Government, its agencies and instrumentalities); or

     (8) issue senior securities to the extent such issuance would violate applicable law.

Compliance with the investment restrictions in this Section will be determined at the time of the purchase or sale of the security.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. In addition to the policies in the Prospectus and the investment restrictions above, which cannot be changed without shareholder approval, the Fund is subject to the following non-fundamental investment policies which may be changed by the Board of Trustees without shareholder approval.

The Fund may not:

     (1) borrow in excess of 33 1/3% of its total assets (including the amount borrowed) except as a temporary measure for extraordinary or emergency purposes;

     (2) make short sales of securities or maintain a short position except to the extent permitted by applicable law;

     (3) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933, deemed to be liquid by the Board;

     (4) invest in securities issued by other investment companies, except to the extent permitted by applicable law;

     (5) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in its Prospectus and Statement of Additional Information, as they may be amended from time to time; or

     (6) buy from or sell to any of its officers, trustees, employees, or its investment adviser or any of its officers, trustees, partners or employees, any securities other than its shares.

ADDITIONAL INFORMATION ON PORTFOLIO RISKS, INVESTMENTS AND TECHNIQUES. The following sections provide further information on certain types of investments and investment techniques that may be used by the Fund, including their associated risks.

BORROWING MONEY. The Fund may borrow money for temporary or emergency purposes from banks and other financial institutions in amounts not exceeding one-third of its total assets. If the Fund borrows money and experiences a decline in its net asset value, the borrowing will increase its losses.

CONVERTIBLE SECURITIES. The Fund may invest in convertible securities. Convertible securities are preferred stocks or debt obligations that are convertible into common stock. They generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security approaches or exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed income security, tends to trade increasingly on a yield basis, and thus, may not decline in price to the same extent as the underlying common stock. The markets for convertible securities may be less liquid than markets for common stocks or bonds.

DEBT SECURITIES. The Fund may invest in debt securities, such as bonds, debentures, government obligations, commercial paper and pass-through instruments. The value of debt securities may fluctuate based on changes in interest rates and the isssuer's financial condition. When interest rates rise or the issuer's financial condition worsens or is perceived by the market to be at greater risk, the value of debt securities tends to decline.

DEPOSITORY RECEIPTS. The Fund may invest in sponsored and unsponsored American Depository Receipts ("ADRs") and similar depository receipts. ADRs, typically issued by a financial institution (a "depository"), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depository. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. Ownership of ADRs entails similar investment risks to direct ownership of foreign securities traded outside the U.S.

EQUITY SECURITIES. The Fund invests at least 80% of its assets in equity securities. These include common stocks, preferred stocks, convertible securities, warrants and similar instruments. Common stocks, the most familiar type, represent an ownership interest in a company. The value of equity securities fluctuates based on changes in a company's financial condition, and on market and economic conditions.

FOREIGN SECURITIES. The Fund may invest up to 10% of its net assets in foreign securities that are primarily traded outside the United States. This limitation does not include ADRs. Foreign securities may involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers, including the following:

         *Foreign securities may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to foreign securities and changes in exchange control regulations (i.e., currency blockage). A decline in the exchange rate of the foreign currency in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security in U.S. dollars.

         *Brokerage commissions, custodial services and other costs relating to investment in foreign securities markets generally are more expensive than in the U.S.

         *Clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures may be unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

         *Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a comparable U.S. issuer.

         *There is generally less government regulation of foreign markets, companies and securities dealers than in the U.S.

         *Foreign securities markets may have substantially less volume than U.S. securities markets, and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers.

         *Foreign securities may trade on days when the Fund does not sell shares. As a result, the value of the Fund's portfolio securities may change on days an investor may not be able to purchase or redeem Fund shares.

         *With respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of the Fund, and political or social instability or diplomatic developments that could affect investments in those countries.

FUTURES AND OPTIONS ON FUTURES CONTRACTS. Although the Fund has no current intention of doing so, the Fund may, with Board authorization, engage in futures and options on futures transactions in accordance with its investment objective and policies.

Futures contracts are standardized contracts that provide for the sale or purchase of a specified financial instrument at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. In addition to incurring fees in connection with futures and options, an investor is required to maintain margin deposits. At the time of entering into a futures transaction or writing an option, an investor is required to deposit a specified amount of cash or eligible securities called "initial margin." Subsequent payments, called "variation margin," are made on a daily basis as the market price of the futures contract or option fluctuates.

The Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, for bona fide hedging purposes, including to hedge against changes in interest rates, securities prices, or to the extent the Fund invests in foreign securities, currency exchange rates, or in order to pursue risk management or speculative strategies, including gaining efficient exposure to markets and minimizing transaction costs. The Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Fund may not purchase or sell futures contracts, options on futures contracts or options on currencies traded on a CFTC-regulated exchange for speculative (i.e., non-hedging) purposes if the aggregated initial margin and premiums required to establish such positions would exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on any such contracts it has entered into.

Futures contracts and options on futures contracts present substantial risks, including the following:

     - While the Fund may benefit from the use of futures and related options, unanticipated market events may result in poorer overall performance than if the Fund had not entered into any futures or related options transactions.

     - Because perfect correlation between a futures position and a portfolio position that the Fund intends to hedge is impossible to achieve, a hedge may not work as intended, and the Fund may thus be exposed to additional risk of loss.

     - The loss that the Fund may incur in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.

     - Futures markets are highly volatile, and the use of futures may increase the volatility of the Fund's net asset value.

     - As a result of the low margin deposits normally required in futures and options on futures trading, a relatively small price movement in a contract may result in substantial losses to the Fund.

     - Futures contracts and related options may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

     - The counterparty to an OTC contract may fail to perform its obligations under the contract.

SECURITIES LENDING. The Fund may lend portfolio securities to registered broker-dealers. These loans may not exceed 30% of the Fund's total assets. Securities loans will be collateralized by cash or marketable securities issued or guaranteed by the U.S. Government or its agencies ("U.S. Government securities") or other permissible means at least equal to the market value of the loaned securities. The Fund may pay a part of the interest received with respect to the investment of collateral to a borrower and/or a third party that is not affiliated with the Fund and is acting as a "placing broker." No fee will be paid to persons affiliated with the Fund. By lending portfolio securities, the Fund can increase income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in permissible investments, such as U.S. Government securities, or obtaining yield in the form of interest paid by the borrower when U.S. Government securities or other forms of non-cash collateral are received. Lending portfolio securities could result in a loss or delay in recovering a Fund's securities if the borrower defaults.

STOCK INDEX FUTURES. The Fund may, with Board authorization, may seek to reduce the volatility in its portfolio through the use of stock index futures contracts. A stock index futures contract is an agreement pursuant to which two parties agree, one to receive and the other to pay, on a specified date an amount of cash equal to a specified dollar amount -- established by an exchange or board of trade -- times the difference between the value of the index at the close of the last trading day of the contract and the price at which the futures contract is originally written. The purchaser pays no consideration at the time the contract is entered into; the purchase only pays the good faith deposit described below.

The market value of a stock index futures contract is based primarily on the value of the underlying index. Changes in the value of the index will cause roughly corresponding changes in the market price of the futures contract. If a stock index is established that is made up of securities whose market characteristics closely parallel the market characteristics of the securities in the Fund, then the market value of a futures contract on that index should fluctuate in a way closely resembling the market fluctuation of the portfolio. Thus, if the Fund sells futures contracts, a decline in the market value of the portfolio will be offset by an increase in the value of the short futures position to the extent of the hedge (i.e., the size of the futures position). Conversely, when the Fund has cash available (for example, through substantial sales of shares) and wishes to invest the cash in anticipation of a rising market, the Fund could rapidly hedge against the expected market increase by buying futures contracts to offset the cash position and thus cushion the adverse effect of attempting to buy individual securities in a rising market.

Stock Index Futures Contracts are subject to the same risks as other futures contracts discussed above under "Futures Contracts and Options on Futures Contracts." To date, we have not entered into any stock futures contracts and have no present intent to do so. An established, regularly-quoted stock index for equities of the character in which we invest has not yet been established.

ILLIQUID SECURITIES. The Fund may invest up to 15% of its net assets in illiquid securities that cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

-    Domestic and foreign securities that are not readily marketable.

- Repurchase agreements and time deposits with a notice or demand period of more than seven days.

- Certain restricted securities, unless the Board determines, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("144A Securities") and is liquid.

144A Securities may be resold to a qualified institutional buyer without registration and without regard to whether the seller originally purchased the security for investment. Investing in 144A securities may decrease the liquidity of the Fund's portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

INVESTMENT COMPANIES. The Fund may invest in securities of other investment companies subject to limitations prescribed by the Act. These limitations include a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. The Fund indirectly will bear its proportionate share of any management fees and other expenses paid by the investment companies in which it invests. Such investment companies will generally be money market funds or have investment objectives, policies and restrictions substantially similar to those of the Fund and will be subject to substantially the same risks.

The Fund may, consistent with its investment policies, invest in investment companies established to accumulate and hold a portfolio of securities that is intended to track the price performance and dividend yield of a well-known securities index. The Fund may use such investment company securities for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of the securities of such an investment company may not perfectly parallel the price movement of the underlying index.

LISTED OPTIONS ON SECURITIES. The Fund may purchase and write national securities exchange-listed put and call options on equity securities. A "call option" is a contract sold for a price (the "premium") giving its holder the right to buy a specific number of shares of securities at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. The Fund may write covered call options that are traded on a national securities exchange with respect to securities in its portfolio in an attempt to increase its income and to provide greater flexibility in the disposition of its portfolio securities. During the period of the option, the Fund forgoes the opportunity to profit from any increase in the market price of the underlying security above the exercise price of the option (to the extent that the increase exceeds its net premium). The Fund may also enter into "closing purchase transactions" in order to terminate its obligation to deliver the underlying security. This may result in a short-term gain or loss. A closing purchase transaction is the purchase of a call option (at a cost which may be more or less than the premium received for writing the original call option) on the same security, with the same exercise price and call period as the option previously written. If the Fund is unable to enter into a closing purchase transaction, it may be required to hold a security that it might otherwise have sold to protect against depreciation. The Fund does not intend to write covered call options with respect to securities with an aggregate market value of more than 5% of its gross assets at the time an option is written.

A "put option" gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by the Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. Writing listed put options may be a useful portfolio investment strategy when the Fund has cash or other reserves available for investment as a result of sales of Fund shares or when the investment manager believes a more defensive and less fully invested position is desirable in light of market conditions. The Fund will not purchase an option if, as a result of such purchase, more than 10% of its total assets would be invested in premiums for such options. The Fund may write covered put options to the extent that cover for such options does not exceed 15% of the Fund's assets and the covered call options have an aggregate market value of less than 25% of the Fund's net assets.

The purchase and writing of options is a highly specialized activity that involves special investment risks. The Fund may use options for hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). If the investment manager is incorrect in its expectation of changes in market prices or determination of the correlation between the securities on which options are based and the Fund's portfolio securities, the Fund may incur losses. The use of options can also increase the Fund's transaction costs.

PREFERRED STOCK, WARRANTS AND RIGHTS. The Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earnings and assets before common stockholders, but after bond holders and other creditors. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock. Investments in preferred stock present stock present market and liquidity risks. The value of a preferred stock may be highly sensitive to the economic condition of the issuer, and markets for preferred stock may be less liquid than the market for the issuer's common stock.

Warrants are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant. Rights represent a privilege offered to holders of record of issued securities to subscribe (usually on a pro rata basis) for additional securities of the same class, of a different class or of a different issuer. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. The value of a warrant or right may not necessarily change with the value of the underlying securities. Warrants and rights cease to have value if they are not exercised prior to their expiration date. Investments in warrants and rights are thus speculative, and may result in a total loss of the money invested.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with respect to a security. A repurchase agreement is a transaction by which the purchaser acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed upon price on an agreed upon date. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. In this type of transaction, the securities purchased by the Fund have a total value in excess of the value of the repurchase agreement. The Fund requires at all times that the repurchase agreement be collateralized by cash or U.S. Government securities having a value equal to, or in excess of, the value of the repurchase agreement. Such agreements permit the Fund to keep all of its assets at work while retaining flexibility in pursuit of investments of a longer term nature.

The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of the Fund and are therefore subject to sale by the trustee in bankruptcy. Even though the repurchase agreements may have maturities of seven days or less, they may lack liquidity, especially if the issuer encounters financial difficulties. The Fund intends to limit repurchase agreements to transactions with dealers and financial institutions believed by Fund management to present minimal credit risks. The Fund will monitor the creditworthiness of the repurchase agreement sellers on an ongoing basis.

SHORT SALES. The Fund may make short sales of securities or maintain a short position, provided that at all times when a short position is opened the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short. The Fund does not intend to have more than 5% of its net assets (determined at the time of the short sale) subject to short sales.

TEMPORARY DEFENSIVE INVESTMENTS. As described in the Prospectus, the Fund is authorized to invest temporarily a substantial amount, or even all, of its assets in various short-term fixed-income securities to take a defensive position.
 These securities include:

   - Obligations of the U.S. Government and its agencies and instrumentalities. U.S. Government obligations are debt securities issued or guaranteed as to principal or interest by the U.S. Treasury. These securities include Treasury bills, notes and bonds.

   - Commercial paper. Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in bearer form with maturities generally not exceeding nine months. Commercial paper obligations may include variable amount master demand notes.

   - Bank certificates of deposit and time deposits. Certificates of deposit are certificates issued against funds deposited in a bank or a savings and loan. They are issued for a definite period of time and earn a specified rate of return.

   - Bankers' acceptances. Bankers' acceptances are short-term credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer. These instruments reflect the obligations both of the bank and of the drawer to pay the face amount of the instrument upon maturity. They are primarily used to finance the import, export, transfer or storage of goods. They are "accepted" when a bank guarantees their payment at maturity.

   - Repurchase agreements. As described above, repurchase agreements are arrangements involving the purchase of an obligation by a portfolio and the simultaneous agreement to resell the same obligation on demand or at a specified future date and at an agreed upon price.

                                       3.
                             MANAGEMENT OF THE FUND

The Board of Trustees of the Fund is responsible for the management of the business and affairs of the Fund.

The following Trustee is the managing partner of Lord, Abbett & Co. ("Lord Abbett"), 90 Hudson Street, Jersey City, New Jersey 07302-3973. He has been associated with Lord Abbett for over five years and is also an officer, director, or trustee of thirteen other Lord Abbett-sponsored funds.

*ROBERT S. DOW, CHAIRMAN AND PRESIDENT.  Age 56.

* Mr. Dow is an "interested person" as defined in the Act.

The following outside Trustees are also directors or trustees of thirteen other Lord Abbett-sponsored funds referred to above.

E. THAYER BIGELOW, TRUSTEE
Bigelow Media, LLC
717 Fifth Avenue, 26th Floor
New York, New York

Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 - 2000). Acting Chief Executive Officer of Courtroom Television Network (1997 - 1998). President and Chief Executive Officer of Time Warner Cable Programming, Inc. (1991 - 1997). Currently serves as director of Crane Co. and Huttig Building Products Inc. Age 60.

WILLIAM H.T. BUSH, TRUSTEE
Bush-O'Donnell & Co., Inc.
101 South Hanley Road, Suite 1025
St. Louis, Missouri

Co-founder and Chairman of the Board of financial advisory firm of Bush-O'Donnell & Company (since 1986). Currently serves as director of Rightchoice Managed Care, Inc., Mississippi Valley Bancorp, DT Industries Inc., and Engineered Support Systems, Inc. Age 63.

ROBERT B. CALHOUN, JR., TRUSTEE
Monitor Clipper Partners
Two Canal Park
Cambridge, Massachusetts

Managing Director of Monitor Clipper Partners (since 1997) and President of Clipper Asset Management Corp., both private equity investment funds (since
1991). Currently serves as director of Avondale, Inc., and Interstate Bakeries Corp. Age 59.

STEWART S. DIXON, TRUSTEE
Wildman, Harrold, Allen & Dixon
225 W. Wacker Drive, Suite 2800
Chicago, Illinois

Partner in the law firm of Wildman, Harrold, Allen & Dixon (since 1967). Age 70.

FRANKLIN W. HOBBS, TRUSTEE
UBS Warburg
299 Park Avenue
New York, New York

Chairman of Warburg Dillon Read (1999-2000); Global Head of Corporate Finance of SBC Warburg Dillon Read (1997-1999); Chief Executive Officer of Dillon, Read & Co. (1994-1997). Age 54.

C. ALAN MACDONALD, TRUSTEE
415 Round Hill Road
Greenwich, Connecticut

Retired - Special Projects Consulting (since 1992). Formerly officer of Stouffers/Nestle (1995-1991) Chief Executive Officer & President of Nestle Foods (1983-1991). Currently serves as director of Fountainhead Water Company, Careside, Inc., Lincoln Snacks, J.B. Williams Co., Inc. and Seix Fund, Inc. Seix Fund, Inc. is a registered investment company that is advised by Seix Investment Advisors Inc. Seix Investment Advisors Inc.'s Chairman, CEO, and Chief Investment Officer is married to Robert Dow, the Fund's Chairman and President and Managing Partner of Lord Abbett. Age 68.

THOMAS J. NEFF, TRUSTEE
Spencer Stuart, U.S.
277 Park Avenue
New York, New York

Chairman of Spencer Stuart U.S., an executive search consulting firm (since
1976). Currently serves as director of Ace, Ltd. and Exult, Inc. Age 64.

COMPENSATION DISCLOSURE

The following table summarizes the compensation for each of the Trustees for the Fund and for all Lord Abbett-sponsored funds.


The second column of the following table sets forth the compensation accrued by the Fund for outside Trustees. The third column sets forth information with respect to the benefits accrued by all Lord Abbett-sponsored funds for outside directors/trustees under the Funds' retirement plans, which were terminated effective October 31, 2000. The fourth column sets forth the total compensation paid by all Lord Abbett-sponsored funds to the outside directors/trustees, and amounts payable but deferred at the option of the director/trustee, but does not include amounts accrued under the third column. No director/trustee of the funds associated with Lord Abbett and no officer of the funds received any compensation from the funds for acting as a director/trustee or officer.

(1)                        (2)                       (3)                        (4)
                                                     FOR YEAR ENDED
                                                     OCTOBER 31, 2001
                           FOR THE FISCAL            EQUITY-BASED               FOR YEAR ENDED
                           PERIOD ENDED              RETIREMENT BENEFITS        DECEMBER 31, 2000
                           JULY 31, 2001             ACCRUED BY THE             TOTAL COMPENSATION
                           AGGREGATE                 FUND AND THIRTEEN          PAID BY THE FUND AND
                           COMPENSATION              OTHER LORD                 THIRTEEN OTHER LORD
                           ACCRUED BY                ABBETT-SPONSORED           ABBETT-SPONSORED
NAME OF DIRECTOR           THE FUND(1)               FUNDS                      FUNDS(2)
----------------           ------------------        --------------------       ----------------------
E. Thayer Bigelow          $259                      $27,000                    $60,000
William H. T. Bush         $260                      $27,000                    $60,500
Robert B. Calhoun, Jr.     $261                      $27,000                    $61,000
Stewart S. Dixon           $269                      $27,000                    $62,900
Franklin W. Hobbs*         $260                      $22,222                    None
C. Alan MacDonald          $256                      $27,000                    $59,500
Thomas J. Neff             $264                      $27,000                    $61,200

  *Elected effective December 14, 2000.

1. Outside directors'/trustees' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. A portion of the fee payable by the Fund to its outside directors/trustees may be deferred at the option of a director/trustee under an equity-based plan (the "equity-based plan") that deems the deferred amounts to be invested in shares of the fund for later distribution to the directors/trustees. Effective November 1, 2000, each director/trustee received an additional annual $25,000 retainer, the full amount of which must be deferred under the equity-based plan. The amounts ultimately received by the directors/trustees under the equity-based plan will be directly linked to the investment performance of the funds. Since the Fund is new, no compensation has yet been paid to its Trustees.


2. The fourth column shows aggregate compensation, including directors'/trustees' fees and attendance fees for board and committee meetings, of a nature referred to in footnote one, accrued by the Lord Abbett-sponsored funds during the year ended December 31, 2000, including fees the directors/trustees have chosen to defer, but does not include amounts accrued under the equity-based plans and shown in Column 3.


Except where indicated, the following executive officers of the Funds have been associated with Lord Abbett for over five years. Of the following, Ms. Binstock, Messrs. Carper, Hilstad, Hudson, Morris, and Salzmann are partners of Lord Abbett; the others are employees. None have received compensation from the Fund.

EXECUTIVE VICE PRESIDENTS

Robert G. Morris, age 56;

Michael T. Smith, age 37, (with Lord Abbett since 1997, formerly Equity Analyst at Capital Management Associates from 1994 to 1997);

VICE PRESIDENTS

Paul A. Hilstad, age 58, Vice President and Secretary;

Joan A. Binstock, age 47 (with Lord Abbett since 1999, formerly Chief Operating Officer of Morgan Grenfell from 1996 to 1999, prior thereto Principal of Ernst & Young LLP);

Daniel E. Carper, age 49;

W. Thomas Hudson, age 59;

Lawrence H. Kaplan, age 44 (with Lord Abbett since 1997 - formerly Vice President and Chief Counsel of Salomon Brothers Asset Management Inc. from 1995 to 1997);

A.Edward Oberhaus III, age 41;

Tracie E. Richter, age 33 (with Lord Abbett since 1999, formerly Vice President
- Head of Fund Administration of Morgan Grenfell from 1998 to 1999, Vice President of Bankers Trust from 1996 to 1998, prior thereto Tax Associate of Goldman Sachs);

Eli M. Salzmann, age 37 (with Lord Abbett since 1997, formerly a Portfolio Manager, Analyst at Mutual of America Capital Corp. from 1991 to 1997, prior thereto Vice President of Mitchell Hutchins Asset Management);

Christina T. Simmons, age 43 (with Lord Abbett since 1999, formerly Assistant General Counsel of Prudential Investments from 1998 to 1999, prior thereto Counsel of Drinker, Biddle & Reath LLP, a law firm, from 1985 to 1998);

TREASURER

Francie W. Tai, age 35 (with Lord Abbett since 2000 formerly Manager of Goldman Sachs from 1997 to 2000, prior thereto Assistant Vice President of Bankers Trust from 1994 to 1997).

CODE OF ETHICS

The directors, trustees and officers of Lord Abbett-sponsored funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Fund's Code of Ethics that comply, in substance, with each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code requires, with limited exceptions, that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security 7 days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such security, prohibiting profiting on trades of the same security within 60 days and trading on material and non-public information. The Code imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored fund to the extent contemplated by the recommendations of such Advisory Group.

                                       4.
               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of November 12, 2001, our officers and Trustees, as a group, owned less than 1% of the Fund's outstanding shares. As of November 12, 2001, other than Lord Abbett Distributor and other institutional broker-dealers for the benefit of their clients there were no record holders of 5% or more of each class of the Fund's outstanding shares:

                                       5.
                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT MANAGER
As described under "Management" in the Prospectus, Lord Abbett is the Fund's investment manager. Of the general partners of Lord Abbett, the following are officers and/or trustees of the Fund: Joan A. Binstock, Daniel E. Carper, Robert
S. Dow, Paul A. Hilstad, Lawrence H. Kaplan and Robert G. Morris. The other general partners are: Zane E. Brown, John E. Erard, Robert P. Fetch, Daria L. Foster, Michael A. Grant, Robert I. Gerber, W. Thomas Hudson, Stephen J. McGruder, Robert J. Noelke, R. Mark Pennington, Eli Salzmann, Doughlas B. Seig, Christopher J. Towle, Edward von der Linde and Marion Zapolin. The address of each partner is 90 Hudson Street, Jersey City, New Jersey 07302-3973.

The services performed by Lord Abbett are described under "Management" in the Prospectus. Under the Management Agreement, the Fund pays Lord Abbett a monthly fee, based on average daily net assets for each month at an annual rate of 0.75%. This fee is allocated among the classes of the Fund based on the class' average daily net assets.

The Fund pays all expenses not expressly assumed by Lord Abbett, including, without limitation, 12b-1 expenses, outside trustees' fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of preparing, printing and mailing stock certificates and shareholder reports, expenses of registering our shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses to existing shareholders, insurance premiums, brokerage and other expenses connected with executing portfolio transactions.

Although not obligated to do so, Lord Abbett may waive all or a part of its management fees and may assume other expenses of the Fund.

PRINCIPAL UNDERWRITER
Lord Abbett Distributor LLC, a New York limited liability company and subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, New Jersey 07302-3973, serves as the principal underwriter for the Fund.

CUSTODIAN
The Bank of New York ("BNY"), 1 Wall Street, New York, New York, 10286, is the Fund's custodian. The Fund is in the process of changing custodians and anticipates that on, or about, December 18, 2001, State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri, will begin to serve as the Fund's custodian. The custodian may appoint domestic and foreign sub-custodians from time to time to hold certain securities purchased by the Fund in foreign countries and to hold cash and currencies for the Fund. In accordance with the requirements of Rule 17f-5, the Fund's Board has approved arrangements permitting the Fund's foreign assets not held by the custodian or its foreign branches to be held by certain qualified foreign banks and depositories.

TRANSFER AGENT
UMB, N.A., 928 Grand Blvd., Kansas City, Missouri, 64106 acts as the transfer agent and dividend disbursing agent for the Fund.

INDEPENDENT AUDITORS
Deloitte & Touche LLP, Two World Financial Center, New York, New York, 10281, are the independent auditors of the Fund and must be approved at least annually by the Fund's Board of Trustees to continue in such capacity. Deloitte & Touche LLP perform audit services for the Fund, including the examination of financial statements included in the Fund's Annual Report to Shareholders.

                                       6.
                    BROKERAGE ALLOCATIONS AND OTHER PRACTICES

The Fund's policy is to obtain best execution on all our portfolio transactions, which means that it seeks to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction, including brokerage commissions and dealer markups and markdowns and taking into account the full range and quality of the brokers' services. Consistent with obtaining best execution, the Fund generally pays, as described below, a higher commission than some brokers might charge on the same transaction. Our policy with respect to best execution governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, we may, if considered advantageous, make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

Broker-dealers are selected on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are employees of Lord Abbett. These traders also do the trading for other accounts -- investment companies and other investment clients -- managed by Lord Abbett. They are responsible for obtaining best execution.

In transactions on stock exchanges in the United States, commissions are negotiated, whereas on many foreign stock exchanges commissions are fixed. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. Purchases from underwriters of newly-issued securities for inclusion in each Fund's portfolio usually will include a concession paid to the underwriter by the issuer, and purchases from dealers serving as market makers will include the spread between the bid and asked prices.

We pay a commission rate that we believe is appropriate to give maximum assurance that our brokers will provide us, on a continuing basis, the highest level of brokerage services available. While we do not always seek the lowest possible commissions on particular trades, we believe that our commission rates are in line with the rates that many other institutions pay. Our traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transactions in recognition of the value of the services performed by the executing brokers, viewed in terms of either the particular transaction or the overall responsibilities of Lord Abbett with respect to us and the other accounts they manage. Such services include showing us trading opportunities including blocks, a willingness and ability to take positions in securities, knowledge of a particular security or market proven ability to handle a particular type of trade, confidential treatment, promptness and reliability.

Some of these brokers also provide research services at least some of which are useful to Lord Abbett in their overall responsibilities with respect to us and the other accounts they manage. Research includes the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts and trading equipment and computer software packages, acquired from third-party suppliers, that enable Lord Abbett to access various information bases. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the Fund. Conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the Fund, and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. We have been advised by Lord Abbett that research services received from brokers cannot be allocated to any particular account, are not a substitute for Lord Abbett's services but are supplemental to their own research effort and, when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be materially increased if it attempted to generate such additional information through its own staff and purchased such equipment and software packages directly from the suppliers.

No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Lord Abbett-sponsored funds to purchase or sell portfolio securities.

When, in the opinion of Lord Abbett, two or more broker-dealers (either directly or through their correspondent clearing agents) are in a position to obtain the best price and execution, preference may be given to brokers who have sold shares of the Fund and/or shares of other Lord Abbett-sponsored funds, or who have provided investment research, statistical, or other related services to the Fund.

If other clients of Lord Abbett buy or sell the same security at the same time as a Lord Abbett-sponsored fund does, transactions will, to the extent practicable, be allocated among all participating accounts in proportion to the amount of each order and will be executed daily until filled so that each account shares the average price and commission cost of each day. Other clients who direct that their brokerage business be placed with specific brokers or who invest through wrap accounts introduced to Lord Abbett by certain brokers may not participate with a Lord Abbett-sponsored fund in the buying and selling of the same securities as described above. If these clients wish to buy or sell the same security as a Lord Abbett-sponsored fund does, they may have their transactions executed at times different from our transactions and thus may not receive the same price or incur the same commission cost as a Lord Abbett-sponsored fund does.

                                       7.
                       CAPITAL STOCK AND OTHER SECURITIES

CLASSES OF SHARES. The Fund offers investors different classes of shares to eligible purchasers. Only Class Y shares are offered in this Statement of Additional Information. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices.

All shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights. Additional classes, series, or funds may be added in the future. The Act requires that where more than one class, series, or fund exists, each class, series, or fund must be preferred over all other classes, series, or funds in respect of assets specifically allocated to such class, series, or fund.

Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as a fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless the interests of each class, series, or fund in the matter are substantially identical or the matter does not affect any interest of such class, series, or fund. However, the Rule exempts the selection of independent public accountants, the approval of a contract with a principal underwriter and the election of trustees from the separate voting requirements.

The Fund does not hold annual meetings of shareholders unless one or more matters are required to be acted on by shareholders under the Act. Under the Fund's Declaration of Trust, shareholder meetings may be called at any time by certain officers of the Fund or by a majority of the trustees (i) for the purpose of taking action upon any matter requiring the vote or authority of the Fund's shareholders or upon other matters deemed to be necessary or desirable or
(ii) upon the written request of the holders of at least one-quarter of the Fund's outstanding shares and entitled to vote at the meeting.

                                       8.
                       PURCHASES, REDEMPTIONS AND PRICING

Information concerning how we value our shares for the purchase and redemption of our shares is contained in the Prospectus under "Purchases" and "Redemptions," respectively.

We calculate our net asset value as of the close of the New York Stock Exchange ("NYSE") on each day that the NYSE is open for trading by dividing our total net assets by the number of shares outstanding at the time of calculation. The NYSE is closed on Saturdays and Sundays and the following holidays -- New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The Fund values its portfolio securities at market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on any national securities exchange are valued at the last sales price, or, if there is no sale on that day, at the mean between the last bid and asked price, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Fund's officers, that market more accurately reflects the market value of the bonds. Over-the-counter securities, not traded on the NASDAQ National Market System, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board of Trustees.

CLASS Y SHARE EXCHANGES. The Prospectus briefly describes the Telephone Exchange Privilege. You may exchange some or all of your Class Y shares for Class Y shares of any Lord Abbett-sponsored funds currently offering Class Y shares to the public. You should read the prospectus of the other fund before exchanging. In establishing a new account by exchange, shares of the fund being exchanged must have a value equal to at least the minimum initial investment required for the other fund into which the exchange is made.

REDEMPTIONS. A redemption order is in proper form when it contains all of the information and documentation required by the order form or supplementally by Lord Abbett Distributor or the Fund to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See the Prospectus for expedited redemption procedures.

The right to redeem and receive payment, as described in the Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission deems an emergency to exist.

Our Board of Trustees may authorize redemption of all of the shares in any account in which there are fewer than 25 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 6 months' prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

                                       9.
                              TAXATION OF THE FUND

The Fund intends to elect and to qualify for the special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986 (the "Code"). If it so qualifies, the Fund will not be liable for U.S. federal income taxes on income and capital gains that the Fund timely distributes to its shareholders. If in any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income will be taxed to the Fund at regular corporate rates. Assuming the Fund does qualify as a regulated investment company, it will be subject to a 4% non-deductible excise tax on certain amounts that are not distributed or treated as having been distributed on a timely basis each calendar year. The Fund intends to distribute to its shareholders each year an amount adequate to avoid the imposition of this excise tax.

The Fund intends to declare and pay as dividends each year substantially all of its net investment income. Dividends paid by the Fund from its ordinary income or net realized short-term capital gains are taxable to you as ordinary income. Dividends paid by the Fund from its net realized long-term capital gains are taxable to you as long-term capital gains, regardless of the length of time you have owned Fund shares. All dividends are taxable to you regardless of whether they are received in cash or reinvested in Fund shares.

Dividends paid by the Fund to corporate shareholders will qualify for the dividends received deduction to the extent they are derived from dividends paid to the Fund by domestic corporations. If you are a corporation, you must have held your Fund shares for more than 45 days to qualify for the dividends received deduction. The dividends received deduction may be limited if you incur indebtedness to acquire Fund shares.

Distributions paid by the Fund that do not constitute dividends because they exceed the Fund's current and accumulated earnings and profits will be treated as a return of capital and reduce the tax basis of your Fund shares. To the extent that such distributions exceed the tax basis of your Fund shares, the excess amounts will be treated as gains from the sale of the shares.

Ordinarily, you are required to take distributions by the Fund into account in the year in which they are made. A distribution declared in October, November, or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed paid by the Fund and received by you on December 31 of that calendar year if the distribution is paid by the Fund in January of the following year. The Fund will send you annual information concerning the tax treatment of dividends and other distributions paid to you by the Fund.

Upon your sale, exchange, or redemption of Fund shares, you will recognize short- or long-term capital gain or loss, depending upon whether your holding period of the Fund shares exceeds one year. However, if your holding period in your Fund shares is six months or less, any capital loss realized from a sale, exchange, or redemption of such shares must be treated as long-term capital loss to the extent of dividends classified as "capital gain dividends" received with respect to such shares. Losses on the sale of Fund shares are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, you acquire shares that are substantially identical.

The maximum tax rates applicable to net capital gains recognized by individuals and other non-corporate taxpayers are currently (i) the same as ordinary income tax rates for capital assets held for one year or less and (ii) 20% for capital assets held for more than one year. Capital gains or losses recognized by corporate shareholders are subject to tax at the ordinary income tax rates applicable to corporations.

Certain investment practices that the Fund may utilize, such as investing in futures, foreign currency, or foreign entities classified as "passive foreign investment companies" for U.S. tax purposes, may affect the character and timing of the recognition of gains and losses by the Fund. Such transactions may in turn affect the amount and character of Fund distributions to you.

The Fund may in some cases be subject to foreign withholding taxes, which would reduce the yield on its investments. It is generally expected that you will not be entitled to claim a federal income tax credit or deduction for foreign income taxes paid by the Fund.

You may be subject to a 30.5% withholding tax on reportable dividends, capital gain distributions, and redemption payments ("backup withholding"). The withholding tax is reduced to 30% for dividends, distributions, and payments that are received for tax purposes after December 31, 2001. Generally, you will be subject to backup withholding if the Fund does not have your certified taxpayer identification number on file, or, to the Fund's knowledge, you have furnished an incorrect number. When establishing an account, you must certify under penalties of perjury that your taxpayer identification number is correct and that you are not otherwise subject to backup withholding.

The tax rules of the various states of the United States and their local jurisdictions with respect to distributions from the Fund can differ from the U.S. federal income tax rules described above. Many states allow you to exclude from your state taxable income the percentage of dividends derived from certain federal obligations, including interest on some federal agency obligations. Certain states, however, may require that a specific percentage of a Fund's income be derived from federal obligations before such dividends may be excluded from state taxable income. The Fund may invest some or all of its assets in such federal obligations. The Fund intends to provide to you on an annual basis information to permit you to determine whether Fund dividends derived from interest on federal obligations may be excluded from state taxable income.

If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply and you should consult your tax adviser for detailed information about the tax consequences to you of owning Fund shares.

The foregoing discussion addresses only the U.S. federal income consequences applicable to U.S. persons (generally, U.S. citizens or residents (including certain former citizens and former long-term residents), domestic corporations or domestic entities taxed as corporations for U.S. tax purposes, estates the income of which is subject to U.S. federal income taxation regardless of its source, and trusts if a court within the United States is able to exercise primary supervision over their administration and at least one U.S. person has the authority to control all substantial decisions of the trusts). The treatment of the owner of an interest in an entity that is a pass-through entity for U.S. tax purposes (e.g., partnerships and disregarded entities) and that owns Fund shares will generally depend upon the status of the owner and the activities of the pass-through entity. If you are not a U.S. person or are the owner of an interest in a pass-through entity that owns Fund shares, you should consult your tax adviser regarding the U.S. and foreign tax consequences of the ownership of Fund shares, including the applicable rate of U.S. withholding tax on dividends representing ordinary income and net short-term capital gains, and the applicability of U.S. gift and estate taxes.

Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of distributions under the federal, state, and local tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, exchange, or redemption of your Fund shares.

                                       10.
                                   UNDERWRITER

Lord Abbett Distributor LLC, a New York limited liability company and subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, New Jersey 07302-3973, serves as the principal underwriter for the Fund. The Fund has entered into a distribution agreement with Lord Abbett Distributor, under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of the Fund, and to make reasonable efforts to sell Fund shares so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained by reasonable efforts.

                                       11.
                                   PERFORMANCE

The Fund computes the average annual compounded rate of total return for Class Y shares during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by adding one to the computed average annual total return, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by one thousand dollars, which represents a hypothetical initial investment. The calculation assumes deduction of no sales charge from the initial amount invested and reinvestment of all income dividends and capital gains distributions on the reinvestment dates at prices calculated as stated in the Prospectus. The ending redeemable value is determined by assuming a complete redemption at the end of the period(s) covered by the average annual total return computation.

In calculating total returns for Class Y shares no sales charge is deducted from the initial investment and the return is shown at net assets value. Total returns also assume that all dividends and capital gains distributions during the period are reinvested at net asset value per share, and that the investment is redeemed at the end of the period.

Yield quotation for Class Y shares is based on a 30-day period ended on a specified date, computed by dividing the net investment income per share earned during the period by the net asset value per share of such class on the last day of the period. This is determined by finding the following quotient: Take the dividends and interest earned during the period for the class minus its expenses accrued for the period and divide by the product of (i) the average daily number of class shares outstanding during the period that were entitled to receive dividends and (ii) the net asset value per share of such class on the last day of the period. To this quotient add one. This sum is multiplied by itself five times. Then one is subtracted from the product of this multiplication and the remainder is multiplied by two. Yield for the Class Y shares do not reflect the deduction of any sales charge.

Figures represent past performance, and an investor should be aware that the investment return and principal value of a Fund's investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that past performance will be repeated in the future.

The Fund may from time to time quote or otherwise use yield and total return information in advertisements, shareholder reports or sales literature. Thirty-day yield and average annual total return values are computed pursuant to formulas specified by the SEC. The Fund may also from time to time quote distribution rates in reports to shareholders and in sales literature. In addition, the Fund may from time to time advertise or describe in sales literature its performance relative to certain averages, performance rankings, indices, or other information prepared by recognized mutual fund statistical services and investment or which reliable performance information is available.

                                       12.
                              FINANCIAL STATEMENTS

The financial statements for the period June 18, 2001 to July 31, 2001 and the report of Deloitte & Touche LLP, independent auditors, on such financial statements contained in the 2001 Annual Report to Shareholders of Lord Abbett Small-Cap Blend Fund are incorporated by reference to such financial statements and report in reliance upon the authority of Deloitte & Touche LLP as experts in auditing and accounting.

                            LORD ABBETT BLEND TRUST

                                     PART C

                                OTHER INFORMATION

This Post-Effective Amendment No. 1 (the "Amendment") to the Registrant's Registration Statement relates to the Lord Abbett Small-Cap Blend Fund's Class A, B, C, P, and Y shares.

Item 23      EXHIBITS

       (a) DECLARATION OF TRUST. Is incorporated by reference to the Initial Registration Statement on Form N-1A filed on May 4, 2001.

       (b) BY-LAWS. Is incorporated by reference to the Initial Registration Statement on Form N-1A filed on May 4, 2001.

       (c)   INSTRUMENTS DEFINING RIGHTS OF SECURITY HOLDERS. Not applicable.

       (d) MANAGEMENT AGREEMENT. Is incorporated by reference to Pre-Effective Amendment No. 1 on Form N-1A filed on June 21, 2001.

       (e) DISTRIBUTION AGREEMENT. Is incorporated by reference to Pre-Effective Amendment No. 1 on Form N-1A filed on June 21, 2001.

       (f) BONUS OR PROFIT SHARING CONTRACTS. Is incorporated by reference to Pre-Effective Amendment No. 1 on Form N-1A filed on June 21, 2001.

       (g) CUSTODIAN AGREEMENTS. Is incorporated by reference to Pre-Effective Amendment No. 1 on Form N-1A filed on June 21, 2001.

       (h) TRANSFER AGENCY AGREEMENT. Is incorporated by reference to Pre-Effective Amendment No. 1 on Form N-1A filed on June 21, 2001.

       (i)   LEGAL OPINION. OPINION OF WILMER, CUTLER & PICKERING FILED
       HEREWITH.

       (j)   OTHER OPINION. CONSENT OF DELOITTE & TOUCHE LLP FILED HEREWITH.

       (k) OMITTED FINANCIAL STATEMENTS incorporated by reference to Registrant's 2001 Annual Report on Form N-30D filed on October 12, 2001 (Accession Number 00011398-01-500003)

       (l)   INITIAL CAPITAL AGREEMENTS. Not applicable.

       (m)  FORM OF RULE 12b-1 PLANS.
                     Class A shares: Incorporated by reference to Pre-Effective Amendment No. 1 on Form N-1A filed on June 21, 2001.
                     Class B shares: Incorporated by reference to Pre-Effective Amendment No. 1 on Form N-1A filed on June 21, 2001.
                     Class C shares: Incorporated by reference to Pre-Effective Amendment No. 1 on Form N-1A filed on June 21, 2001.
                     Class P shares: Incorporated by reference to Pre-Effective Amendment No. 1 on Form N-1A filed on June 21, 2001.

       (n)   FINANCIAL DATA SCHEDULE. Not applicable.

       (o) RULE 18f-3 PLAN. Incorporated by reference to Pre-Effective Amendment No. 1 on Form N-1A filed on June 21, 2001.

       (p) CODE OF ETHICS. Incorporated by reference to Pre-Effective Amendment No. 1 on Form N-1A filed on June 21, 2001.

Item 24      PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

             None.

Item 25      INDEMNIFICATION

             The Registrant is a Delaware Business Trust established under Chapter 38 of Title 12 of the Delaware Code. The Registrant's Declaration and Agreement of Trust at Section 4.3 relating to indemnification of Trustees, officers, etc. states the following. The Trust shall indemnify each of its Trustees, officers, employees and agents (including any individual who serves at its request as director, officer, partner, trustee or the like of another organization in which it has any interest as a shareholder, creditor or otherwise) against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by him or her in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body in which he or she may be or may have been involved as a party or otherwise or with which he or she may be or may have been threatened, while acting as Trustee or as an officer, employee or agent of the Trust or the Trustees, as the case may be, or thereafter, by reason of his or her being or having been such a Trustee, officer, employee or agent, except with respect to any matter as to which he or she shall have been adjudicated not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust or any Series thereof. Notwithstanding anything herein to the contrary, if any matter which is the subject of indemnification hereunder relates only to one Series (or to more than one but not all of the Series of the Trust), then the indemnity shall be paid only out of the assets of the affected Series. No individual shall be indemnified hereunder against any liability to the Trust or any Series thereof or the Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. In addition, no such indemnity shall be provided with respect to any matter disposed of by settlement or a compromise payment by such Trustee, officer, employee or agent, pursuant to a consent decree or otherwise, either for said payment or for any other expenses unless there has been a determination that such compromise is in the best interests of the Trust or, if appropriate, of any affected Series thereof and that such Person appears to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust or, if appropriate, of any affected Series thereof, and did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. All determinations that the applicable standards of conduct have been met for indemnification hereunder shall be made by (A) a majority vote of a quorum consisting of disinterested Trustees who are not parties to the proceeding relating to indemnification, or (B) if such a quorum is not obtainable or, even if obtainable, if a majority vote of such quorum so directs, by independent legal counsel in a written opinion, or (C) a vote of Shareholders (excluding Shares owned of record or beneficially by such individual). In addition, unless a matter is disposed of with a court determination (I) on the merits that such Trustee, officer, employee or agent was not liable or (II) that such Person was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, no indemnification shall be provided hereunder unless there has been a determination by independent legal counsel in a written opinion that such Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

             The Trustees may make advance payments out of the assets of the Trust or, if appropriate, of the affected Series in connection with the expense of defending any action with respect to which indemnification might be sought under this Section 4.3. The indemnified Trustee, officer, employee or agent shall give a written undertaking to reimburse the Trust or the Series in the event it is subsequently determined that he or she is not entitled to such indemnification and (A) the indemnified Trustee, officer, employee or agent shall provide security for his or her undertaking, (B) the Trust shall be insured against losses arising by reason of lawful advances, or (C) a majority of a quorum of disinterested Trustees or an independent legal counsel in a written opinion shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification. The rights accruing to any Trustee, officer, employee or agent under these provisions shall not exclude any other right to which he or she may be lawfully entitled and shall inure to the benefit of his or her heirs, executors, administrators or other legal representatives.

             Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expense incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26      BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

             Lord, Abbett & Co. acts as investment adviser for the Lord Abbett registered investment companies and provides investment management services to various pension plans, institutions and individuals. Lord Abbett Distributor LLC, a limited liability corporation, serves as their distributor and principal underwriter. Other than acting as trustees, directors and/or officers of open-end investment companies managed by Lord, Abbett & Co., none of Lord, Abbett & Co.'s partners has, in the past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, trustee, officer, employee, or partner of any entity.

Item 27      PRINCIPAL UNDERWRITERS

       (a) Lord Abbett Distributor LLC serves as principal underwriter for the Registrant. Lord Abbett Distributor LLC also serves as principal underwriter for the following Lord Abbett-sponsored funds:

             Lord Abbett Affiliated Fund, Inc.
             Lord Abbett Bond-Debenture Fund, Inc.
             Lord Abbett Developing Growth Fund, Inc.
             Lord Abbett Global Fund, Inc.
             Lord Abbett Investment Trust
             Lord Abbett Large-Cap Growth Fund
             Lord Abbett Mid-Cap Value Fund, Inc.
             Lord Abbett Research Fund, Inc.
             Lord Abbett Securities Trust
             Lord Abbett Series Fund, Inc.
             Lord Abbett Tax-Free Income Fund, Inc.
             Lord Abbett Tax-Free Income Trust
             Lord Abbett U.S. Government Money Market Fund, Inc.

       (b) Lord Abbett Distributor LLC is a wholly-owned subsidiary of Lord, Abbett & Co. The partners of Lord, Abbett & Co. who are also officers of the Registrant are:

                                           POSITIONS AND OFFICES
             NAME AND PRINCIPAL            WITH REGISTRANT
             ------------------            ---------------
             Robert S. Dow                 Chairman and President
             Paul A. Hilstad               Vice President & Secretary
             Lawrence H. Kaplan            Vice President
             Joan A. Binstock              Vice President
             Daniel E. Carper              Vice President
             Robert G. Morris              Vice President

             The other general partners of Lord, Abbett & Co. who are neither officers nor directors of the Registrant are Zane E. Brown, John E. Erard, Robert P. Fetch, Daria L. Foster, Michael A. Grant, Robert
             I. Gerber, W. Thomas Hudson, Jr., Stephen I. McGruder, Robert J. Noelke, R. Mark Pennington, Eli M. Salzmann, Douglas B. Sieg, Christopher J. Towle, Edward von der Linde and Marion Zapolin.

             Each Partner has a principal business address:
             90 Hudson Street, Jersey City, New Jersey  07302-3973

       (c)   Not applicable

Item 28      LOCATION OF ACCOUNTS AND RECORDS

             Registrant maintains the records, required by Rules 31a - 1(a) and
             (b), and 31a - 2(a) at its main office.

             Lord, Abbett & Co. maintains the records required by Rules 31a - 1(f) and 31a - 2(e) at its main office.

             Certain records such as cancelled stock certificates and correspondence may be physically maintained at the main office of the Registrant's Transfer Agent, Custodian, or Shareholder Servicing Agent within the requirements of Rule 31a-3.

Item 29      MANAGEMENT SERVICES

             None.

Item 30      UNDERTAKINGS

             The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

             The Registrant undertakes, if requested to do so by the holders of at least 10% of the Registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940, as amended.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and had duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Jersey City, and State of New Jersey on the 28th day of November, 2001.

                                          LORD ABBETT BLEND TRUST

                                          BY:
                                                --------------------------------
                                                Christina T. Simmons
                                                Vice President & Secretary

                                          BY:
                                                --------------------------------
                                                Francie W. Tai
                                                Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures                       Title                         Date


                                 Chairman, President
/s/ Robert S. Dow                and Director/Trustee          November 28, 2001
---------------------------      ----------------------        -----------------
Robert S. Dow

/s/ E. Thayer Bigelow            Director/Trustee              November 28, 2001
---------------------------      ----------------------        -----------------
E. Thayer Bigelow

/s/ William H. T. Bush           Director/Trustee              November 28, 2001
---------------------------      ----------------------        -----------------
William H. T. Bush

/s/ Robert B. Calhoun, Jr.       Director/Trustee              November 28, 2001
---------------------------      ----------------------        -----------------
Robert B. Calhoun, Jr.

/s/ Stewart S. Dixon             Director/Trustee              November 28, 2001
---------------------------      ----------------------        -----------------
Stewart S. Dixon

/s/ Franklin W. Hobbs            Director/Trustee              November 28, 2001
---------------------------      ----------------------        -----------------
Franklin W. Hobbs

/s/ C. Alan MacDonald            Director/Trustee              November 28, 2001
---------------------------      ----------------------        -----------------
C. Alan MacDonald

/s/ Thomas J. Neff               Director/Trustee              November 28, 2001
---------------------------      ----------------------        -----------------
Thomas J. Neff


                                 BY:
                                        ------------------------------------
                                        Christina T. Simmons
                                        Attorney - in - Fact